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                                                                     EXHIBIT 4.1

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                            SEROLOGICALS CORPORATION

                                       and

                              THE BANK OF NEW YORK,
                                     Trustee

                 ----------------------------------------------

                                    INDENTURE

                                   Dated as of

                                 August 20, 2003

                 ----------------------------------------------

            4.75% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES DUE 2033

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                                TABLE OF CONTENTS

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                                                     ARTICLE 1
                                                    DEFINITIONS

Section 1.01. Definitions...............................................................................          1

                                                     ARTICLE 2
                       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

Section 2.01. Designation Amount and Issue of Debentures................................................         13
Section 2.02. Form of Debentures........................................................................         13
Section 2.03. Date and Denomination of Debentures; Payments of Interest.................................         14
Section 2.04. Execution of Debentures...................................................................         16
Section 2.05. Exchange and Registration of Transfer of Debentures; Restrictions on Transfer.............         16
Section 2.06. Mutilated, Destroyed, Lost or Stolen Debentures...........................................         22
Section 2.07. Temporary Debentures......................................................................         23
Section 2.08. Cancellation of Debentures................................................................         23
Section 2.09. CUSIP Numbers.............................................................................         23

                                                     ARTICLE 3
                                      REDEMPTION AND REPURCHASE OF DEBENTURES

Section 3.01. Company's Right to Redeem.................................................................         24
Section 3.02. Notice of Optional Redemption; Selection of Debentures....................................         24
Section 3.03. Payment of Debentures Called for Redemption by the Company................................         25
Section 3.04. Conversion Arrangement on Call for Redemption.............................................         26
Section 3.05. Repurchase of Debentures by the Company at Option of Holders upon a Fundamental Change....         27
Section 3.06. Repurchase of Debentures by the Company at Option of Holders on Specified Dates...........         29
Section 3.07. Company's Right to Elect Manner of Payment of Repurchase Price............................         32
Section 3.08. Conditions and Procedures for Repurchase at Option of Holders.............................         34

                                                     ARTICLE 4
                                            SUBORDINATION OF DEBENTURES

Section 4.01. Agreement to Subordinate..................................................................         37
Section 4.02. Liquidation; Dissolution; Bankruptcy......................................................         37
Section 4.03. Default on Designated Senior Indebtedness.................................................         38
Section 4.04. Acceleration of Securities................................................................         39
Section 4.05. When Distribution Must Be Paid Over.......................................................         39
Section 4.06. Notice by the Company.....................................................................         39
Section 4.07. Subrogation...............................................................................         39
Section 4.08. Relative Rights...........................................................................         40
Section 4.09. Subordination May Not Be Impaired by the Company..........................................         40
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Section 4.10. Distribution or Notice to Representative..................................................         41
Section 4.11. Rights of Trustee and Paying Agent........................................................         41
Section 4.12. Authorization to Effect Subordination.....................................................         41
Section 4.13. Amendments................................................................................         41

                                                     ARTICLE 5
                                        PARTICULAR COVENANTS OF THE COMPANY

Section 5.01. Payment of Principal and Interest.........................................................         42
Section 5.02. Maintenance of Office or Agency...........................................................         42
Section 5.03. Appointments to Fill Vacancies in Trustee's Office........................................         42
Section 5.04. Provisions as to Paying Agent.............................................................         42
Section 5.05. Existence.................................................................................         43
Section 5.06. Rule 144A Information Requirement.........................................................         43
Section 5.07. Stay, Extension and Usury Laws............................................................         44
Section 5.08. Compliance Certificate....................................................................         44
Section 5.09. Additional Amounts Notice.................................................................         44
Section 5.10. Limitation on Senior Subordinated Indebtedness............................................         45

                                                     ARTICLE 6
                         DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

Section 6.01. Debentureholders' Lists...................................................................         45
Section 6.02. Preservation and Disclosure of Lists......................................................         45
Section 6.03. Reports by Trustee........................................................................         45
Section 6.04. Reports by the Company....................................................................         46

                                                     ARTICLE 7
                        REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT

Section 7.01. Events of Default.........................................................................         46
Section 7.02. Payments of Debentures on Default; Suit Therefor..........................................         48
Section 7.03. Application of Monies Collected by Trustee................................................         50
Section 7.04. Proceedings by Debentureholder............................................................         51
Section 7.05. Proceedings by Trustee....................................................................         51
Section 7.06. Remedies Cumulative and Continuing........................................................         52
Section 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders...........         52
Section 7.08. Notice of Defaults........................................................................         52
Section 7.09. Undertaking to Pay Costs..................................................................         53

                                                     ARTICLE 8
                                                    THE TRUSTEE

Section 8.01. Duties and Responsibilities of Trustee....................................................         53
Section 8.02. Reliance on Documents, Opinions, Etc......................................................         54
Section 8.03. No Responsibility for Recitals, Etc.......................................................         56
Section 8.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Debentures.................         56
Section 8.05. Monies to Be Held in Trust................................................................         56
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Section 8.06. Compensation and Expenses of Trustee......................................................         56
Section 8.07. Officers' Certificate as Evidence.........................................................         57
Section 8.08. Conflicting Interests of Trustee..........................................................         57
Section 8.09. Eligibility of Trustee....................................................................         57
Section 8.10. Resignation or Removal of Trustee.........................................................         57
Section 8.11. Acceptance by Successor Trustee...........................................................         59
Section 8.12. Succession by Merger......................................................................         59
Section 8.13. Preferential Collection of Claims.........................................................         60

                                                     ARTICLE 9
                                                THE DEBENTUREHOLDERS

Section 9.01. Action by Debentureholders................................................................         60
Section 9.02. Proof of Execution by Debentureholders....................................................         60
Section 9.03. Who Are Deemed Absolute Owners............................................................         60
Section 9.04. Company-owned Debentures Disregarded......................................................         61
Section 9.05. Revocation of Consents, Future Holders Bound..............................................         61

                                                     ARTICLE 10
                                            MEETINGS OF DEBENTUREHOLDERS

Section 10.01. Purpose of Meetings......................................................................         61
Section 10.02. Call of Meetings by Trustee..............................................................         62
Section 10.03. Call of Meetings by Company or Debentureholders..........................................         62
Section 10.04. Qualifications for Voting................................................................         62
Section 10.05. Regulations..............................................................................         62
Section 10.06. Voting...................................................................................         63
Section 10.07. No Delay of Rights by Meeting............................................................         63

                                                     ARTICLE 11
                                              SUPPLEMENTAL INDENTURES

Section 11.01. Supplemental Indentures Without Consent of Debentureholders..............................         64
Section 11.02. Supplemental Indenture with Consent of Debentureholders..................................         65
Section 11.03. Effect of Supplemental Indenture.........................................................         66
Section 11.04. Notation on Debentures...................................................................         66
Section 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee..............         67

                                                     ARTICLE 12
                                 CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

Section 12.01. Company May Consolidate on Certain Terms.................................................         67
Section 12.02. Successor to Be Substituted..............................................................         67
Section 12.03. Opinion of Counsel to Be Given Trustee...................................................         68

                                                     ARTICLE 13
                                      SATISFACTION AND DISCHARGE OF INDENTURE

Section 13.01. Discharge of Indenture...................................................................         68
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Section 13.02. Paying Agent to Repay Monies Held........................................................         69
Section 13.03. Return of Unclaimed Monies...............................................................         69

                                                     ARTICLE 14
                          IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

Section 14.01. Indenture and Debentures Solely Corporate Obligations....................................         69

                                                     ARTICLE 15
                                              CONVERSION OF DEBENTURES

Section 15.01. Right to Convert.........................................................................         69
Section 15.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment
               for Interest or Dividends................................................................         72
Section 15.03. Cash Payments in Lieu of Fractional Shares...............................................         73
Section 15.04. Conversion Rate..........................................................................         74
Section 15.05. Adjustment of Conversion Rate............................................................         74
Section 15.06. Effect of Reclassification, Consolidation, Merger or Sale................................         79
Section 15.07. Taxes on Shares Issued...................................................................         80
Section 15.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental
               Requirements; Listing of Common Stock....................................................         81
Section 15.09. Responsibility of Trustee................................................................         81
Section 15.10. Notice to Holders Prior to Certain Actions...............................................         82
Section 15.11. Stockholder Rights Plans.................................................................         83

                                                     ARTICLE 16
                                              MISCELLANEOUS PROVISIONS

Section 16.01. Confidentiality Exception................................................................         83
Section 16.02. Provisions Binding On Company's Successors...............................................         83
Section 16.03. Official Acts By Successor Corporation...................................................         83
Section 16.04. Addresses For Notices, Etc...............................................................         84
Section 16.05. Governing Law............................................................................         84
Section 16.06. Evidence of Compliance with Conditions Precedent, Certificates to Trustee................         84
Section 16.07. Legal Holidays...........................................................................         85
Section 16.08. Company Responsible for Making Calculations..............................................         85
Section 16.09. Trust Indenture Act......................................................................         85
Section 16.10. No Security Interest Created.............................................................         85
Section 16.11. Benefits of Indenture....................................................................         85
Section 16.12. Table of Contents, Headings, Etc.........................................................         85
Section 16.13. Authenticating Agent.....................................................................         86
Section 16.14. Execution in Counterparts................................................................         86
Section 16.15. Severability.............................................................................         87

Exhibit A      Form of Debenture                                                                                A-1
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                                       iv
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                                    INDENTURE

         INDENTURE dated as of August 20, 2003 between Serologicals Corporation, a Delaware corporation (hereinafter called the "COMPANY"), having its principal office at 5655 Spalding Drive, Norcross, Georgia 30092, and The Bank of New York, a New York banking corporation (hereinafter called the "TRUSTEE").

                                   WITNESSETH:

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 4.75% Convertible Senior Subordinated Debentures due 2033 (hereinafter called the "DEBENTURES"), in an aggregate principal amount not to exceed $130,000,000, and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture.

         WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of fundamental change repurchase election, a form of Company repurchase election and a form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for.

         WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized. In addition, all things necessary to duly authorize the issuance of the Common Stock of the Company initially issuable upon the conversion of the Debentures, and to duly reserve for issuance the number of shares of Common Stock initially issuable upon such conversion have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Debentures (except as otherwise provided below), as follows:

                                   ARTICLE 1
                                  DEFINITIONS

         Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the

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execution of this Indenture. The words "HEREIN", "HEREOF", "HEREUNDER" and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

         "ADDITIONAL AMOUNTS" has the meaning specified for "Additional Amounts" in Section 2(d) of the Registration Rights Agreement.

         "ADDITIONAL AMOUNTS NOTICE" has the meaning specified in Section 5.09.

         "ADJUSTMENT EVENT" has the meaning specified in Section 15.05(m).

         "AGENT MEMBERS" has the meaning specified in Section 2.05(b)(v).

         "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL", when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

         "BANKRUPTCY LAW" means Title 11, United States Bankruptcy Code of 1978, as amended, or any similar United States federal or state law relating to the bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

         "BOARD RESOLUTION" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

         "CAPITAL STOCK" of any Person means any and all shares (including ordinary shares underlying any American Depositary Shares), interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

         "CASH" has the meaning specified in Section 3.07(a).

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted under the Exchange Act, or, if at any time after the execution of this Indenture such

                                       2

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Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.06, however, shares issuable on conversion of Debentures shall include only shares of the class designated as common stock of the Company at the date of this Indenture (namely, the Common Stock, par value $.01) or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "COMPANY" means the corporation named as the "Company" in the first paragraph of this Indenture, and, subject to the provisions of Article 12 and
Section 15.06, shall include its successors and assigns.

         "COMPANY REPURCHASE DATE" has the meaning specified in Section 3.06(a).

         "COMPANY REPURCHASE ELECTION" has the meaning specified in Section 3.06(c)(i).

         "COMPANY REPURCHASE NOTICE" has the meaning specified in Section
3.06(b).

         "COMPANY REPURCHASE PRICE" has the meaning specified in Section
3.06(a).

         "CONVERSION AGENT" means the Trustee or such other office or agency designated by the Company where Debentures may be presented for conversion.

         "CONVERSION DATE" has the meaning specified in Section 15.02.

         "CONVERSION PRICE" as of any day means $1,000 divided by the Conversion Rate as of such date and rounded to the nearest cent. The Conversion Price shall initially be $14.79 per share of Common Stock.

         "CONVERSION RATE" has the meaning specified in Section 15.04.

         "CORPORATE TRUST OFFICE" or other similar term means the designated office of the Trustee at which at any particular time its corporate trust business as it relates to this Indenture shall be administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, 8th Floor West, New York, New York 10286, Attention: Corporate Trust Administration.

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         "CURRENT MARKET PRICE" per share of Common Stock means, with respect to any date of determination, the average of the Last Reported Sale Price of the Common Stock for the twenty (20) consecutive Trading Days ending not later than the earlier of the date of determination and the day before the Ex-Dividend Date with respect to the issuance or distribution requiring such computation. If another issuance or distribution to which Section 15.05 applies occurs during the period applicable for calculating "CURRENT MARKET PRICE" pursuant to this definition, "CURRENT MARKET PRICE" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Last Reported Sale Price of the Common Stock during such period.

         "CUSTODIAN" means The Bank of New York, a New York banking corporation, as custodian with respect to the Debentures in global form, or any successor entity thereto.

         "DEBENTURE" or "DEBENTURES" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture, including any Global Debenture.

         "DEBENTURE REGISTER" has the meaning specified in Section 2.05.

         "DEBENTURE REGISTRAR" has the meaning specified in Section 2.05.

         "DEBENTUREHOLDER" or "HOLDER" as applied to any Debenture, or other similar terms (but excluding the term "BENEFICIAL HOLDER"), means any Person in whose name a particular Debenture is registered at the time on the Debenture Registrar's books.

         "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "DEFAULTED INTEREST" has the meaning specified in Section 2.03.

         "DEPOSITARY" means the clearing agency registered under the Exchange Act that is designated to act as the Depositary for the Global Debentures. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

         "DESIGNATED SENIOR INDEBTEDNESS" means (1) so long as the Senior Bank Debt is outstanding, the Senior Bank Debt and (2) thereafter, any other Senior Indebtedness which, at the time of determination, has an aggregate principal amount outstanding of at least $10,000,000 and that has been specifically designated in the instrument evidencing such Senior Indebtedness as "Designated Senior Indebtedness" of the Company for the purposes of this Indenture.

         "DETERMINATION DATE" has the meaning specified in Section 15.05(m).

         "EVENT OF DEFAULT" has the meaning specified in Section 7.01.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

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         "EX-DIVIDEND DATE" means, with respect to any issuance or distribution on shares of Common Stock, the first date on which the shares of Common Stock trade regular way on the principal securities market on which the shares of Common Stock are then traded without the right to receive such issuance or distribution.

         "EXPIRATION TIME" has the meaning specified in Section 15.05(f).

         "FAIR MARKET VALUE" means, with respect to any asset or property, the sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Unless otherwise indicated, Fair Market Value shall be determined in good faith by the Board of Directors.

         "FUNDAMENTAL CHANGE" means the occurrence of any of the following:

                  (i) a "person" or "group", within the meaning of Section 13(d) of the Exchange Act other than the Company, its subsidiaries or its or their employee benefit plans, files a Schedule TO or any other schedule, form or report under the Exchange Act disclosing that such person or group has become the direct or indirect ultimate "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, of more than 50% of the total voting power of all shares of the Company's capital stock that are entitled to vote generally in the election of directors; or

                  (ii) consummation of any share exchange, consolidation or merger of the Company or any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its subsidiaries, taken as a whole, to any person other than the Company or one or more of its subsidiaries, pursuant to which the Common Stock will be converted into cash, securities or other property; provided, however, that a transaction where the holders of the Company's voting capital stock immediately prior to such transaction have, directly or indirectly, more than 50% of the aggregate voting power of all shares of capital stock of the continuing or surviving corporation or transferee entitled to vote generally in the election of directors immediately after such event shall not be a Fundamental Change.

         A Fundamental Change will not be deemed to have occurred in respect of either of the foregoing, however, if either:

                  (i) the Last Reported Sale Price of the Common Stock for any five (5) Trading Days within the ten (10) consecutive Trading Days ending immediately before the later of the Fundamental Change or the public announcement thereof equals or exceeds 105% of the Conversion Price of the Debentures immediately before the Fundamental Change or the public announcement thereof, or

                  (ii) at least 90% of the consideration, excluding cash payments for fractional shares, in the transaction or transactions constituting the Fundamental Change consists of shares of capital stock traded on a national securities exchange or quoted on the Nasdaq National Market or which will be so traded or quoted when issued or exchanged in connection with a Fundamental Change (these securities being referred to as "PUBLICLY

         TRADED SECURITIES") and as a result of this transaction or transactions the Debentures become convertible into such publicly traded securities, excluding cash payments for fractional shares.

         "FUNDAMENTAL CHANGE REPURCHASE DATE" has the meaning specified in
Section 3.05(a).

         "FUNDAMENTAL CHANGE REPURCHASE ELECTION" has the meaning specified in
Section 3.05(c)(i).

         "FUNDAMENTAL CHANGE REPURCHASE NOTICE" has the meaning specified in
Section 3.05(b).

         "FUNDAMENTAL CHANGE REPURCHASE PRICE" has the meaning provided in
Section 3.05(a).

         "GLOBAL DEBENTURE" has the meaning specified in Section 2.02.

         "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of Indebtedness.

         "INDEBTEDNESS" means, with respect to any Person, without duplication:

                  (1) all liabilities of such Person for borrowed money (including overdrafts) or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities;

                  (2) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments;

                  (3) indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade payables arising in the ordinary course of business;

                  (4)      all capitalized lease obligations of such Person;

                  (5) all obligations of such Person under or in respect of interest rate agreements or currency agreements;

                  (6) all Indebtedness referred to in (but not excluded from) the preceding clauses of other Persons and all dividends declared by other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on any property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the Fair Market Value of such property or asset or the amount of the obligation so secured);

                  (7) all Guarantees by such Person of Indebtedness referred to in this definition or of any other Person;

                  (8) all Redeemable Equity Interests of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends; and

                  (9) the present value of the obligation of such Person as lessee for net rental payments (excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges to the extent included in such rental payments) during the remaining term of the lease included in any sale and leaseback transaction of such Person, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with generally accepted accounting principles in the United States.

         "INDENTURE" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

         "INITIAL PURCHASERS" means Banc of America Securities LLC, J.P. Morgan Securities Inc. and UBS Securities LLC.

         "INTEREST" means, when used with respect to the Debentures, any interest payable under the terms of the Debentures and Additional Amounts, if any, payable under the terms of the Registration Rights Agreement.

         "INTEREST PAYMENT DATE" means February 15 and August 15 of each year, commencing February 15, 2004.

         "LAST REPORTED SALE PRICE" of the Common Stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported by the Nasdaq National Market or, if the Common Stock is not reported by the Nasdaq National Market, as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded. If the Common Stock is not reported by the Nasdaq National Market and not listed for trading on a U.S. national or regional securities exchange on the relevant date, the "LAST REPORTED SALE PRICE" will be the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau Incorporated or similar organization. If the Common Stock is not so quoted, the "LAST REPORTED SALE PRICE" will be the average of the mid-point of the last bid and asked prices for the Common Stock on the relevant date quoted by each of at least three independent nationally recognized investment banking firms selected by the Company for this purpose.

         "LIEN" means, with respect to any asset, mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure Indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such lien, pledge, charge or security interest).

         "MARKET PRICE" means, with respect to any Repurchase Date or other date of determination, the average of the Last Reported Sale Price of the Common Stock for the twenty (20) consecutive Trading Days ending on the third Business Day prior to the applicable Repurchase Date or date of determination, as the case may be (or, if such third Business Day prior to the applicable Repurchase Date or date of determination, as the case may be, is not a Trading Day, then ending on the last Trading Day prior to such third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first Trading Day during the period of twenty (20) consecutive Trading Days and ending on the applicable Repurchase Date or date of determination, as the case may be, of any event described in Section 15.05 or Section 15.06.

         "NON-ELECTING SHARE" has the meaning specified in Section 15.06.

         "NON-PAYMENT DEFAULT" has the meaning specified in Section 4.03(b).

         "OFFICERS' CERTIFICATE", when used with respect to the Company, means a certificate signed by any two of the Chairman of the Board, the Chief Executive Officer, the Chief Operating Officer, the President, the Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), the Treasurer or the Secretary of the Company.

         "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel reasonably acceptable to the Trustee.

         "ORIGINAL ISSUANCE DATE" means the date on which the Debentures are first authenticated and delivered under this Indenture.

         "OUTSTANDING", when used with reference to Debentures and subject to the provisions of Section 9.04, means, as of any particular time, all Debentures authenticated and delivered by the Trustee under this Indenture, except:

                  (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Debentures, or portions thereof, (i) for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any

         Paying Agent (other than the Company) or (ii) which shall have been otherwise discharged in accordance with Article 13;

                  (c) Debentures in lieu of which, or in substitution for which, other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.06; and

                  (d)      Debentures converted into Common Stock pursuant to
         Article 15 and Debentures deemed not outstanding pursuant to Article 3.

         "PAYING AGENT" means the Trustee or such other office or agency designated by the Company where Debentures may be presented for payment.

         "PAYMENT BLOCKAGE PERIOD" has the meaning specified in Section 4.03(b).

         "PAYMENT DEFAULT" has the meaning specified in Section 4.03(a).

         "PERMITTED JUNIOR SECURITIES" has the meaning specified in Section
4.02.

         "PERSON" means any corporation, association, partnership, limited liability company, individual, joint venture, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

         "PORTAL MARKET" means The Portal Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

         "PREDECESSOR DEBENTURE" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture, and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.06 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture that it replaces.

         "PURCHASED SHARES" has the meaning specified in Section 15.05(f).

         "REDEEMABLE EQUITY INTERESTS" means any class of the Company's capital stock that, either by its terms, by the terms of any securities into which it is convertible or exchangeable, by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed (whether by sinking fund or otherwise) prior to the date that is ninety-one (91) days after the final Stated Maturity of the Debentures or is redeemable at the option of the holder thereof at any time prior to such date (other than upon a Fundamental Change in circumstances where the holders of the Debentures would have similar rights), or is convertible into or exchangeable for debt securities at any time prior to such date (unless it is convertible or exchangeable solely at the option of the Company).

         "REDEMPTION DATE" has the meaning specified in Section 3.02(a).

         "REDEMPTION NOTICE" has the meaning specified in Section 3.02(a).

         "REDEMPTION PRICE" has the meaning specified in Section 3.01.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of August 20, 2003, between the Company and the Initial Purchasers, as amended from time to time in accordance with its terms.

         "REGULAR RECORD DATE" means, with respect to each Interest Payment Date, the close of business on the February 1 or August 1 preceding such Interest Payment Date (whether or not a Business Day).

         "REPURCHASE DATE" means the Fundamental Change Repurchase Date or the Company Repurchase Date, as the context requires.

         "REPURCHASE ELECTION" means the Fundamental Change Repurchase Election or the Company Repurchase Election, as the context requires.

         "REPURCHASE NOTICE" means the Fundamental Change Repurchase Notice or the Company Repurchase Notice, as the context requires.

         "REPURCHASE PRICE" means the Fundamental Change Repurchase Price or the Company Repurchase Price, as the context requires.

         "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of or any familiarity with the particular subject.

         "RESTRICTED SECURITIES" has the meaning specified in Section 2.05(c).

         "RULE 144A" means Rule 144A as promulgated under the Securities Act.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "SENIOR BANK DEBT" means all obligations now or hereafter existing, under or in respect of the Senior Credit Agreement, whether for principal, premium, if any, interest (including interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against the Company under Bankruptcy Law, at the rate provided in the document with respect thereto, whether or not such interest is allowed as a claim after such filing in any proceeding under such law) and other amounts due in connection therewith (including, without limitation, any fees, premiums, expenses, reimbursement obligations with respect to letters of credit and indemnities).

         "SENIOR CREDIT AGREEMENT" means the Company's existing $117,500,000 Credit Agreement dated as of April 7, 2003, among the Company, the several lenders from time to time parties thereto and UBS AG, as administrative agent, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as such Credit Agreement (and related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith) may be amended, restated, supplemented, replaced, refinanced, extended or otherwise modified from time to time.

         "SENIOR INDEBTEDNESS" means:

                  (1)      all Senior Bank Debt; and

                  (2) the principal of, premium, if any, and interest (including interest accruing after the filing of, or which would have accrued but for the filing of, a petition by or against the Company under Bankruptcy Law, at the rate provided in the document with respect thereto, whether or not such interest is allowed as a claim after such filing in any proceeding under such law) on all Indebtedness of the Company (other than the Debentures), whether outstanding on the Original Issuance Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Debentures.

         Notwithstanding the foregoing, "SENIOR INDEBTEDNESS" shall not include:

                  (a)      Indebtedness evidenced by the Debentures;

                  (b) Indebtedness of the Company that is expressly subordinated in right of payment to any Indebtedness of the Company;

                  (c) Indebtedness of the Company that by operation of law is subordinate to any general unsecured obligations of the Company;

                  (d) any liability for federal, state or local taxes, or other taxes, owed or owing by the Company;

                  (e) accounts payable or other liabilities owed or owing by the Company to trade creditors (including Guarantees thereof or instruments evidencing such liabilities);

                  (f) amounts owed by the Company for compensation to employees or for services rendered to the Company;

                  (g) Indebtedness of the Company to any subsidiary or any other Affiliate of the Company or any of such Affiliate's subsidiaries;

                  (h)      capital stock of the Company;

                  (i) Indebtedness evidenced by any Guarantee of any Indebtedness that ranks pari passu with or is junior in right of payment to the Debentures; and

                  (j) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11 of the United States Code, is without recourse to the Company.

         "SPECIAL RECORD DATE" has the meaning specified in Section 2.03.

         "SPIN-OFF MARKET PRICE" per share of Common Stock of the Company or the capital stock of, or similar equity interests in, a subsidiary or other business unit of the Company on any day means the average of the daily Last Reported Sale Price of the Common Stock or such capital stock or similar equity interests for the twenty (20) consecutive Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date with respect to the issuance or distribution requiring such computation.

         "STATED MATURITY" means August 15, 2033.

         "STOCK RECORD DATE" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         "SUBSIDIARY" means, with respect to any Person, (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or managing general partner of which is such Person or a subsidiary of such Person or (ii) the only general partners of which are such Person or of one or more subsidiaries of such Person (or any combination thereof).

         "TRADING DAY" means (a) if the applicable security is listed, admitted for trading or quoted on the Nasdaq National Market, the New York Stock Exchange or another U.S. national or regional securities exchange, a day on which the Nasdaq National Market, the New York Stock Exchange or such other national or regional securities exchange, as the case may be, is open for business or (b) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

         "TRADING PRICE" means, as of any date of determination, the average of the secondary market bid quotations obtained by the Trustee for $10,000,000 principal amount of Debentures at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers (none of which shall be an Affiliate of the Company) in The City of New York (or such other place that may be determined from time to time by the Company) selected by the Company; provided, however, if at least three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, that one bid shall be used. If the Trustee cannot reasonably obtain at least one bid for $10,000,000 principal amount of Debentures from an independent nationally recognized securities dealer or in the reasonable judgment of the Company, the bid quotations are not indicative of the secondary market value of the Debentures, then the Trading Price per $1,000 principal amount of Debentures will be deemed to be less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

         "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended, as it was in force at the date of this Indenture, except as provided in Sections 11.03 and 15.06; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "TRUST INDENTURE ACT" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means The Bank of New York, a New York banking corporation, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

                                   ARTICLE 2
     ISSUE, DESCRIPTION, EXECUTION, REGISTRATION AND EXCHANGE OF DEBENTURES

         Section 2.01. Designation Amount and Issue of Debentures. The Debentures shall be designated as "4.75% CONVERTIBLE SENIOR SUBORDINATED DEBENTURES DUE 2033". Debentures not to exceed the aggregate principal amount of $110,000,000 (up to $130,000,000 if the Initial Purchasers exercise their option pursuant to the Purchase Agreement dated August 15, 2003 between the Company and the Initial Purchasers) (except pursuant to Sections 2.05, 2.06, 3.05, 3.06 and
15.02 hereof) upon the execution of this Indenture, or from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its Chairman of the Board, its Chief Executive Officer, its Chief Operating Officer, its President, its Chief Financial Officer, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), its Treasurer, its Secretary or any Assistant Secretary.

         Section 2.02. Form of Debentures. The Debentures and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially in the form set forth in Exhibit A. The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Any of the Debentures may have such letters, numbers of other marks of identification and such notations, legends, endorsements or changes as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required by the Custodian, the Depositary or by National Association of Securities Dealers, Inc. in order for the Debentures to be tradable on the Portal Market or as may be required for the Debentures to be tradable on any other market developed for trading of securities pursuant to Rule 144A or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the

Debentures may be listed, or to conform to usage, or to indicate any special limitations or restrictions to which any particular Debentures are subject.

         So long as the Debentures are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, or otherwise contemplated by Section 2.05(a), all of the Debentures will be represented by one or more Debentures in global form registered in the name of the Depositary or the nominee of the Depositary (a "GLOBAL DEBENTURE"). The transfer and exchange of beneficial interests in any such Global Debenture shall be effected through the Depositary in accordance with this Indenture and the applicable procedures of the Depositary. Except as provided in Section 2.05(a), beneficial holders of a Global Debenture shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and will not be considered holders of such Global Debenture.

         Any Global Debenture shall represent such of the outstanding Debentures as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon and that the aggregate amount of outstanding Debentures represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Debenture to reflect the amount of any increase or decrease in the amount of outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Debentures in accordance with this Indenture. Payment of principal of and interest on any Global Debenture shall be made to the holder of such Debenture.

         Section 2.03. Date and Denomination of Debentures; Payments of Interest. The Debentures shall be issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof. Each Debenture shall be dated the date of its authentication and shall bear interest from the date specified on the face of the form of Debenture attached as Exhibit A hereto. Interest on the Debentures shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         The Person in whose name any Debenture (or its Predecessor Debenture) is registered on the Debenture Register at the close of business on the Regular Record Date with respect to an Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date, except that the interest payable upon redemption or repurchase will be payable to the Person to whom principal is payable pursuant to such redemption or repurchase (unless the Redemption Date or the Repurchase Date, as the case may be, is an Interest Payment Date, in which case the semiannual payment of interest becoming due on such date shall be payable to the holders of such Debentures registered as such on the applicable Regular Record Date). Notwithstanding the foregoing, if any Debenture (or portion thereof) is converted into Common Stock during the period after a Regular Record Date to, but excluding, the next succeeding Interest Payment Date and such Debenture (or portion thereof) has been called or tendered for redemption on a Redemption Date which occurs during such period, the Company shall not be required to pay interest on such Interest Payment Date in respect of any such Debenture (or portion thereof), except as provided in Section 15.02. Interest shall be payable at the office of the Company maintained by the Company for such purposes in the Borough of Manhattan, City of New York, which shall initially be an office or agency of the Trustee. The Company shall pay interest (i) on any Debentures in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Debenture Register (or upon written notice, by wire transfer in immediately available funds, if such Person is entitled to interest on Debentures with an aggregate principal amount in excess of $2,000,000) or (ii) on any Global Debenture by wire transfer of immediately available funds to the account of the Depositary or its nominee.

         Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any February 15 or August 15 (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the Debentureholder on the relevant Regular Record Date by virtue of his having been such Debentureholder, and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a "SPECIAL RECORD DATE" for the payment of such Defaulted Interest, which shall be the date fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited on or prior to the date of the proposed payment to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment, and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder at his address as it appears in the Debenture Register, not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2) of this Section 2.03.

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Debentures may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Section 2.04. Execution of Debentures. The Debentures shall be signed in the name and on behalf of the Company by the manual or facsimile signature of its President, any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President"), its Treasurer, its Secretary or any Assistant Secretary. Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.13), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Debentures shall cease to be such officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debentures had not ceased to be such officer of the Company, and any Debenture may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Debenture, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         Section 2.05. Exchange and Registration of Transfer of Debentures; Restrictions on Transfer. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.02 being herein sometimes collectively referred to as the "DEBENTURE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Debenture Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "DEBENTURE REGISTRAR" for the purpose of registering Debentures and transfers of Debentures as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.02.

         Upon surrender for registration of transfer of any Debenture to the Debenture Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

         Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.02. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

         All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

         All Debentures presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

         No service charge shall be made to any holder for any registration of, transfer or exchange of Debentures, but the Company may require payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures.

         Neither the Company nor the Trustee nor any Debenture Registrar shall be required to exchange or register a transfer of (a) any Debentures for a period of fifteen (15) days next preceding any selection of Debentures to be redeemed, (b) any Debentures or portions thereof called for redemption pursuant to Section 3.01, (c) any Debentures or portions thereof surrendered for conversion pursuant to Article 15, (d) any Debentures or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.05 or (e) any Debentures or portions thereof tendered for repurchase (and not withdrawn) pursuant to Section 3.06.

         (b) The following provisions shall apply only to Global Debentures:

                  (i) Each Global Debenture authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or Custodian therefor, and each such Global Debenture shall constitute a single Debenture for all purposes of this Indenture.

                  (ii) Notwithstanding any other provision in this Indenture, no Global Debenture may be exchanged in whole or in part for Debentures registered, and no transfer of a Global Debenture in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (I) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Debenture and a successor depositary has not been appointed by the Company within ninety (90) days or (II) has ceased to be a clearing agency registered under the Exchange Act, (B) an Event of Default has occurred and is continuing or (C) the Company, in its sole discretion, notifies the Trustee in writing that it no longer wishes to have all the Debentures represented by Global Debentures. Any Global Debenture exchanged pursuant to clause (A) or
         (B) above shall be so exchanged in whole and not in part and any Global Debenture exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Company. Any Debenture issued in exchange for a Global Debenture or any portion thereof shall be a Global Debenture; provided that any such Debenture so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Debenture.

                  (iii) Securities issued in exchange for a Global Debenture or any portion thereof pursuant to clause (ii) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Debenture or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Debentures to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Debenture Registrar. With regard to any Global Debenture to be exchanged in part, either such Global Debenture shall be so surrendered for exchange or, if the Trustee is acting as Custodian for the Depositary or its nominee with respect to such Global Debenture, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Debenture issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

                  (iv) In the event of the occurrence of any of the events specified in clause (ii) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Debentures in definitive, fully registered form, without interest coupons.

                  (v) Neither any members of, or participants in, the Depositary ("AGENT MEMBERS") nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Debenture registered in the name of the Depositary or any nominee thereof, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Debenture for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a beneficial holder of any Debenture.

                  (vi) At such time as all interests in a Global Debenture have been redeemed, repurchased, converted, canceled or exchanged for Debentures in certificated form, such Global Debenture shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Debenture is redeemed, repurchased, converted, canceled or exchanged for Debentures in certificated form, the principal amount of such Global Debenture shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced, and an endorsement shall be made on such Global Debenture, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction.

         (c) Every Debenture that bears or is required under this Section 2.05(c) to bear the legend set forth in this Section 2.05(c) (together with any Common Stock issued upon conversion of the Debentures and required to bear the legend set forth in Section 2.05(d), collectively, the "RESTRICTED SECURITIES") shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including those set forth in the legend below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such holder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.05(c) and 2.05(d), the term "TRANSFER" encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security or any interest therein.

         Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Debenture (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form, unless such Debenture has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN COMPLIANCE WITH RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; SUBJECT TO THE

         ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) ABOVE OR UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

         THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 20, 2003 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

         Any Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Debenture for exchange to the Debenture Registrar in accordance with the provisions of this
Section 2.05, be exchanged for a new Debenture or Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.05(c). If the Restricted Security surrendered for exchange is represented by a Global Debenture bearing the legend set forth in this Section 2.05(c), the principal amount of the legended Global Debenture shall be reduced by the appropriate principal amount and the principal amount of a Global Debenture without the legend set forth in this Section 2.05(c) shall be increased by an equal principal amount. If a Global Debenture without the legend set forth in this Section 2.05(c) is not then outstanding, the Company shall execute and the Trustee shall authenticate and deliver an unlegended Global Debenture to the Depositary.

         (d) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of any Debenture shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or such Common Stock has been issued upon conversion of Debentures that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to Rule 144 under the Securities Act or any similar provision then in force, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH

         TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN COMPLIANCE WITH RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).

         THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 20, 2003 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

         Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.05(d).

         (e) Any Debenture or Common Stock issued upon the conversion of a Debenture that, prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the

Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Debentures or Common Stock, as the case may be, no longer being "RESTRICTED SECURITIES" (as defined under Rule 144).

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Debenture (including any transfers between or among Agent Members or beneficial holders of interests in any Global Debenture) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.06. Mutilated, Destroyed, Lost or Stolen Debentures. In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and make available for delivery, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case, the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Following receipt by the Trustee or such authenticating agent, as the case may be, of satisfactory security or indemnity and evidence as described in the preceding paragraph, the Trustee or such authenticating agent may authenticate any such substituted Debenture and make available for delivery such Debenture. Upon the issuance of any substituted Debenture, the Company may require the payment by the holder of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or has been tendered for repurchase upon a Repurchase Date (and not withdrawn) or is to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or in connection with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

         Every substitute Debenture issued pursuant to the provisions of this
Section 2.06 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion or redemption or repurchase of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion or redemption or repurchase of negotiable instruments or other securities without their surrender.

         Section 2.07. Temporary Debentures. Pending the preparation of Debentures in certificated form, the Company may execute and the Trustee or any authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Debentures (printed or lithographed). Temporary Debentures shall be issuable in any authorized denomination, and substantially in the form of the Debentures in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every such temporary Debenture shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Debentures in certificated form. Without unreasonable delay, the Company will execute and deliver to the Trustee or such authenticating agent Debentures in certificated form and thereupon any or all temporary Debentures may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.02, and the Trustee or such authenticating agent shall authenticate and make available for delivery in exchange for such temporary Debentures an equal aggregate principal amount of Debentures in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Debentures shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Debentures in certificated form authenticated and delivered hereunder.

         Section 2.08. Cancellation of Debentures. All Debentures surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer shall, if surrendered to the Company or any Paying Agent or any Debenture Registrar or any Conversion Agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of such canceled Debentures in accordance with its customary procedures. If the Company shall acquire any of the Debentures, such acquisition shall not operate as a redemption, repurchase or satisfaction of the Indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

         Section 2.09. CUSIP Numbers. The Company in issuing the Debentures may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Debentureholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE 3
                     REDEMPTION AND REPURCHASE OF DEBENTURES

         Section 3.01. Company's Right to Redeem. Prior to August 22, 2008, the Debentures will not be redeemable at the Company's option. At any time on or after August 22, 2008 and prior to Stated Maturity, the Company, at its option, may redeem the Debentures in accordance with the provisions of Section 3.02,
Section 3.03 and Section 3.04 on the Redemption Date for cash, in whole or in part, at a redemption price (the "REDEMPTION PRICE") equal to 100% of the principal amount of the Debentures to be redeemed together in each case with accrued and unpaid interest on the Debentures redeemed to (but excluding) the Redemption Date.

         Section 3.02. Notice of Optional Redemption; Selection of Debentures.
(a) In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debentures pursuant to Section 3.01, it shall fix a date for redemption (the "REDEMPTION DATE") and it or, at its written request received by the Trustee not fewer than thirty-five (35) days prior (or such shorter period of time as may be acceptable to the Trustee) to the Redemption Date, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption (a "REDEMPTION NOTICE") not fewer than thirty (30) nor more than sixty (60) days prior to the Redemption Date to each holder of Debentures so to be redeemed as a whole or in part at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee. Such mailing shall be by first class mail. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debenture. Concurrently with the mailing of any such Redemption Notice, the Company shall issue a press release announcing such redemption, the form and content of which press release shall be determined by the Company in its sole discretion. The failure to issue any such press release or any defect therein shall not affect the validity of the Redemption Notice or any of the proceedings for the redemption of any Debenture called for redemption.

         (b) Each such Redemption Notice shall specify the aggregate principal amount of Debentures to be redeemed, the CUSIP number or numbers of the Debentures being redeemed, the Redemption Date (which shall be a Business Day), the Redemption Price at which Debentures are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Debentures, that interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Rate and the date on which the right to convert such Debentures or portions thereof into Common Stock will expire. If fewer than all the Debentures are to be redeemed, the Redemption Notice shall identify the Debentures to be redeemed (including CUSIP numbers, if any). In case any Debenture is to be redeemed in part only, the Redemption Notice shall state the portion of the principal amount thereof to be redeemed and shall state that, on and after the Redemption Date, upon surrender of such Debenture, a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

         (c) On or prior to the Redemption Date specified in the Redemption Notice given as provided in this Section 3.02, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04) an amount of money in immediately available funds sufficient to redeem on the Redemption Date all the Debentures (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate Redemption Price; provided that if such payment is made on the Redemption Date, it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date. The Company shall be entitled to retain any interest, yield or gain on amounts deposited with the Trustee or any Paying Agent pursuant to this Section 3.02(c) in excess of amounts required hereunder to pay the Redemption Price and accrued interest to, but excluding, the Redemption Date. Subject to the last sentence of Section 8.05, if any Debenture called for redemption is converted pursuant hereto prior to such Redemption Date, any money deposited with the Trustee or any Paying Agent or so segregated and held in trust for the redemption of such Debenture shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. Whenever any Debentures are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than thirty-five (35) days (or such shorter period of time as may be acceptable to the Trustee) prior to the Redemption Date as to the aggregate principal amount of Debentures to be redeemed.

         (d) If less than all of the outstanding Debentures are to be redeemed, the Trustee shall select the Debentures or portions thereof of the Global Debenture or the Debentures in certificated form to be redeemed (in principal amounts of $1,000 or multiples thereof) by lot, on a pro rata basis or by another method the Trustee deems fair and appropriate. If any Debenture selected for partial redemption is submitted for conversion in part after such selection, the portion of such Debenture submitted for conversion shall be deemed (so far as may be possible) to be from the portion selected for redemption. The Debentures (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Debenture is submitted for conversion in part before the mailing of the Redemption Notice.

         Upon any redemption of less than all of the outstanding Debentures, the Company and the Trustee may (but need not), solely for purposes of determining the pro rata allocation among such Debentures as are unconverted and outstanding at the time of redemption, treat as outstanding any Debentures surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a Redemption Notice and may (but need not) treat as outstanding any Debenture authenticated and delivered during such period in exchange for the unconverted portion of any Debenture converted in part during such period.

         Section 3.03. Payment of Debentures Called for Redemption by the Company. If notice of redemption has been given as provided in Section 3.02, the Debentures or portion of Debentures with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, and on and after the Redemption Date (unless the Company shall default in the payment of such Debentures at the Redemption Price) interest on the Debentures or portion of Debentures so called for redemption shall cease to accrue and, after the close of business on the second Business Day immediately preceding the Redemption Date (unless the Company shall default in the payment of such Debentures at the Redemption Price), such Debentures shall cease to be convertible into Common Stock and, except as provided in Section 8.05, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Debentures except the right to receive the Redemption Price thereof. On presentation and surrender of such Debentures at a place of payment in said notice specified, the said Debentures or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price; provided that if the applicable Redemption Date is an Interest Payment Date, the interest payable on such Interest Payment Date shall be paid on such Interest Payment Date to the holders of record of such Debentures on the applicable record date instead of the holders surrendering such Debentures for redemption on such date.

         Upon presentation of any Debenture redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of authorized denominations, in principal amount equal to the unredeemed portion of the Debentures so presented.

         Notwithstanding the foregoing, the Trustee shall not redeem any Debentures or mail any Redemption Notice during the continuance of a default in payment of interest on the Debentures. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, continue to bear interest at the rate borne by the Debenture, compounded semiannually, and such Debenture shall remain convertible into Common Stock until the principal and interest shall have been paid or duly provided for.

         Section 3.04. Conversion Arrangement on Call for Redemption. In connection with any redemption of Debentures, the Company may arrange for the purchase and conversion of any Debentures by an agreement with one or more investment banks or other purchasers to purchase such Debentures by paying to the Trustee in trust for the Debentureholders, on or before the Redemption Date, an amount not less than the applicable Redemption Price of such Debentures. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Debentures shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the Redemption Date, any Debentures not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article 15) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Debentures shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Debentures. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture.

         Section 3.05. Repurchase of Debentures by the Company at Option of Holders upon a Fundamental Change. (a) If a Fundamental Change shall occur at any time prior to Stated Maturity, each holder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Debentures, or any portion thereof that is a multiple of $1,000 principal amount, on the date specified in the Fundamental Change Repurchase Notice, which date shall be no more than thirty-five (35) Business Days after the occurrence of such Fundamental Change but in no event prior to the date on which such Fundamental Change occurs (the "FUNDAMENTAL CHANGE REPURCHASE DATE"). The Company shall repurchase such Debentures at a price (the "FUNDAMENTAL CHANGE REPURCHASE PRICE") equal to 100% of the principal amount thereof plus any accrued and unpaid interest to but excluding the Fundamental Change Repurchase Date; provided that if such Fundamental Change Repurchase Date falls on an Interest Payment Date, then the interest payable on such Interest Payment Date shall be paid to the holders of record of the Debentures on the applicable record date instead of the holders surrendering the Debentures for repurchase on such date.

         The Company's obligation to repurchase all or a portion of a holder's Debentures under this Section 3.05 shall be satisfied if a third party makes the offer to repurchase the Debentures at the Fundamental Change Repurchase Price in the manner and at the times and otherwise in compliance in all material respects with the requirements set out in this Section 3.05 and such third party complies with the obligations of the Company in connection herewith.

         (b) On or before the twenty-fifth (25th) Business Day prior to each Fundamental Change Repurchase Date, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below), unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (the "FUNDAMENTAL CHANGE REPURCHASE NOTICE") of the occurrence of such Fundamental Change and of the repurchase right at the option of the holders arising as a result thereof to each holder of Debentures at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice of the Fundamental Change to the Trustee at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Fundamental Change Repurchase Notice shall state:

                  (i) the Fundamental Change Repurchase Price, excluding accrued and unpaid interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such notice, the amount of interest that will be payable with respect to the Debentures on the Fundamental Change Repurchase Date;

                  (ii) whether the Company elects to pay the Fundamental Change Repurchase Price in cash, in shares of Common Stock or a combination thereof, specifying the percentage or amount of each;

                  (iii) if the Company elects to pay any portion of the Fundamental Change Repurchase Price in shares of Common Stock, the method of calculating the Market Price of the Common Stock;

                  (iv) the events causing the Fundamental Change and the date of the Fundamental Change;

                  (v)      the Fundamental Change Repurchase Date;

                  (vi) the last date on which a holder may exercise the repurchase right;

                  (vii) the name and address of the Paying Agent and the Conversion Agent;

                  (viii) that Debentures as to which a Fundamental Change Repurchase Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                  (ix) that the holder shall have the right to withdraw any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date (or any such later time as may be required by applicable law);

                  (x)      a description of the procedure which a
         Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                  (xi) the CUSIP number or numbers of the Debentures (if then generally in use); and

                  (xii) briefly, the conversion rights of the Debentures and whether, at the time of such notice, the Debentures are eligible for conversion.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.05.

         (c) Debentures shall be repurchased pursuant to this Section 3.05 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (a "FUNDAMENTAL CHANGE REPURCHASE ELECTION") in the form set forth on the reverse of the Debenture at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date stating:

                           (A) if certificated, the certificate numbers of the Debentures which the holder shall deliver to be repurchased;

                           (B) the portion of the principal amount of the Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof;

                           (C) that such Debentures shall be repurchased as of the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Debentures and in the Indenture; and

                           (D) in the event the Company elects to pay the Fundamental Change Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Fundamental Change Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day prior to the relevant Fundamental Change Repurchase Date, whether such holder elects (i) to withdraw such Fundamental Change Repurchase Election as to some or all of the Debentures to which such election relates (stating the principal amount and certificate numbers, if any, of the Debentures as to which such withdrawal shall relate) or
                  (ii) to receive cash in respect of the entire Fundamental Change Repurchase Price for all Debentures (or portions thereof) to which such election relates; and

                  (ii) delivery or book-entry transfer of the Debentures to the Trustee (or other Paying Agent appointed by the Company) simultaneously with or at any time after delivery of the Fundamental Change Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery or transfer being a condition to receipt by the holder of the Fundamental Change Repurchase Price therefor; provided that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 3.05 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Fundamental Change Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         If a holder fails to indicate such holder's choice with respect to the election set forth in Section 3.05(c)(i)(D), such holder shall be deemed to have elected to receive cash in respect of the entire Fundamental Change Repurchase Price for all Debentures subject to such Fundamental Change Repurchase Election in the circumstances set forth in Section 3.05(c)(i)(D).

         Section 3.06. Repurchase of Debentures by the Company at Option of Holders on Specified Dates. (a) On each of August 15, 2008, August 15, 2010, August 15, 2013, August 15, 2018, August 15, 2023 and August 15, 2028 (each, a "COMPANY REPURCHASE DATE"), each holder shall have the right, at such holder's option, to require the Company to repurchase all of such holder's Debentures, or any portion thereof that is a multiple of $1,000 principal amount. The Company shall repurchase such Debentures at a price (the "COMPANY REPURCHASE PRICE") equal to 100% of the principal amount thereof plus any accrued and unpaid interest to but excluding the Company Repurchase Date; provided that if such Company Repurchase Date falls on an Interest Payment Date, then the interest payable on such Interest Payment Date shall be paid to the holders of record of the Debentures on the applicable record date instead of the holders surrendering the Debentures for repurchase on such date.

         (b) On or before the twenty-fifth (25th) Business Day prior to each Company Repurchase Date, the Company, or at its written request the Trustee in the name of and at the expense of the Company (which request must be received by the Trustee at least five (5) Business Days prior to the date the Trustee is requested to give notice as described below), unless the Trustee shall agree to a shorter period), shall mail or cause to be mailed, by first class mail, to all holders of record on such date a notice (the "COMPANY REPURCHASE NOTICE") to each holder of Debentures at its last address as the same appears on the Debenture Register; provided that if the Company shall give such notice, it shall also give written notice to the Trustee at such time as it is mailed to Debentureholders. Such notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. Each Company Repurchase Notice shall state:

                  (i) the Company Repurchase Price, excluding accrued and unpaid interest, the applicable Conversion Rate at the time of such notice (and any applicable adjustments to the Conversion Rate) and, to the extent known at the time of such notice, the amount of interest that will be payable with respect to the Debentures on the Company Repurchase Date;

                  (ii) whether the Company elects to pay the Company Repurchase Price in cash, in shares of Common Stock or a combination thereof, specifying the percentage or amount of each;

                  (iii) if the Company elects to pay any portion of the Company Repurchase Price in shares of Common Stock, the method of calculating the Market Price of the Common Stock;

                  (iv)     the Company Repurchase Date;

                  (v) the last date on which a holder may exercise the repurchase right;

                  (vi) the name and address of the Paying Agent and the Conversion Agent;

                  (vii) that Debentures as to which a Company Repurchase Election has been given by the holder may be converted only if the election has been withdrawn by the holder in accordance with the terms of this Indenture; provided that the Debentures are otherwise convertible in accordance with Section 15.01;

                  (viii) that the holder shall have the right to withdraw any Debentures surrendered prior to the close of business on the Business Day immediately preceding the Company Repurchase Date (or any such later time as may be required by applicable law);

                  (ix)     a description of the procedure which a
         Debentureholder must follow to exercise such repurchase right or to withdraw any surrendered Debentures;

                  (x) the CUSIP number or numbers of the Debentures (if then generally in use); and

                  (xi) briefly, the conversion rights of the Debentures and whether, at the time of such notice, the Debentures are eligible for conversion.

         No failure of the Company to give the foregoing notices and no defect therein shall limit the Debentureholders' repurchase rights or affect the validity of the proceedings for the repurchase of the Debentures pursuant to this Section 3.06.

         (c) Debentures shall be repurchased pursuant to this Section 3.06 at the option of the holder upon:

                  (i) delivery to the Trustee (or other Paying Agent appointed by the Company) by a holder of a duly completed notice (a "COMPANY REPURCHASE ELECTION") in the form set forth on the reverse of the Debenture at any time from the opening of business on the twenty-fifth (25th) Business Day preceding the Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date stating:

                           (A) if certificated, the certificate numbers of the Debentures which the holder shall deliver to be repurchased;

                           (B) the portion of the principal amount of the Debentures that the holder shall deliver to be repurchased, which portion must be $1,000 or an integral multiple thereof;

                           (C) that such Debentures shall be repurchased as of the Company Repurchase Date pursuant to the terms and conditions specified in the Debentures and in the Indenture; and

                           (D) in the event the Company elects to pay the Company Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Company Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Company Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day prior to the relevant Company Repurchase Date, whether such holder elects (i) to withdraw the Company Repurchase Election as to some or all of the Debentures to which such election relates (stating the principal amount and certificate numbers, if any, of the Debentures as to which such withdrawal shall relate), or (ii) to receive cash in respect of the entire Repurchase Price for all Debentures (or portions thereof) to which such election relates; and

                  (ii) delivery or book-entry transfer of the Debentures to the Trustee (or other Paying Agent appointed by the Company) simultaneously with or at any time after delivery of the Company Repurchase Election (together with all necessary endorsements) at the Corporate Trust Office of the Trustee (or other Paying Agent appointed by the Company) in the Borough of Manhattan, such delivery or transfer being a condition to receipt by the holder of the Company Repurchase Price therefor; provided that such Company Repurchase Price shall be so paid pursuant to this Section 3.06 only if the Debentures so delivered or transferred to the Trustee (or other Paying Agent appointed by the Company) shall conform in all respects to the description thereof in the related Company Repurchase Election. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for repurchase shall be determined by the Company, whose determination shall be final and binding absent manifest error.

         If a holder fails to indicate such holder's choice with respect to the election set forth in Section 3.06(c)(i)(D), such holder shall be deemed to have elected to receive cash in respect of the entire Company Repurchase Price for all Debentures subject to such Company Repurchase Election in the circumstances set forth in Section 3.06(c)(i)(D).

         Section 3.07. Company's Right to Elect Manner of Payment of Repurchase Price. (a) The Debentures to be repurchased by the Company on any Repurchase Date pursuant to Section 3.05 or Section 3.06 (other than the Company Repurchase Date occurring on August 15, 2008) may be paid for, in whole or in part, at the election of the Company, in U.S. legal tender ("CASH") or shares of Common Stock, or in any combination of cash and shares of Common Stock, subject to the conditions set forth in Section 3.07(e). The Repurchase Price with respect to the Company Repurchase Date occurring on August 15, 2008 shall be paid only in cash. The Company shall designate in its Repurchase Notice whether the Company will purchase the Debentures for cash or shares of Common Stock, or, if a combination thereof, the percentage of the Repurchase Price that it will pay in cash and the percentage that it will pay in shares of Common Stock; provided that the Company will pay cash for accrued and unpaid interest and for fractional interests in shares of Common Stock in an amount based upon the Market Price of such fractional shares. For purposes of determining the amount of any fractional interests, all Debentures subject to repurchase held by a holder shall be considered together (no matter how many separate certificates are to be presented).

         (b) Each holder whose Debentures are repurchased pursuant to Section
3.05 or Section 3.06 shall receive the same percentage of cash or shares of Common Stock in payment of the Repurchase Price for such Debentures as any other holder whose Debentures are repurchased, except (i) as provided in Section 3.07(a) with regard to the payment of cash in lieu of fractional shares of Common Stock and (ii) in the event that the Company is unable to purchase the Debentures of a holder or holders for shares of Common Stock because any necessary qualifications or registrations of the shares of Common Stock under applicable state securities laws cannot be obtained, or because the conditions to purchasing the Debentures for shares of Common Stock set forth in Section 3.07(e) have not been satisfied, the Company may purchase the Debentures of such holder or holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Repurchase Notice to holders except pursuant to Section 3.07(e) in the event of a failure to satisfy, prior to the close of business on the Business Day immediately preceding the Repurchase Date, any condition to the payment of the Repurchase Price in whole or in part in shares of Common Stock.

         (c) At least three (3) Business Days before the date of any Repurchase Notice, the Company shall deliver an Officers' Certificate to the Trustee specifying:

                  (i)      the manner of payment selected by the Company;

                  (ii) the information required to be included in the Repurchase Notice;

                  (iii) if the Company elects to pay the Repurchase Price, or a specified percentage thereof, in shares of Common Stock, that the conditions to such manner of payment set forth in Section 3.07(e) have been or will be complied with; and

                  (iv) whether the Company desires the Trustee to give the Repurchase Notice required.

         (d) If the Company elects to pay the Repurchase Price, or any percentage thereof, with respect to a Repurchase Date in shares of Common Stock, the number of shares of Common Stock to be delivered with respect to each $1,000 principal amount of Debentures shall be equal to the quotient obtained by dividing (i) the dollar amount of the Repurchase Price (not including any accrued and unpaid interest) to be paid in shares of Common Stock by (ii) (x) in the case of a repurchase pursuant to Section 3.05, 97.5% of the Market Price with respect to such Repurchase Date and (y) in the case of a repurchase pursuant to Section 3.06, the Market Price with respect to such Repurchase Date; provided that no fractional shares will be delivered.

         (e) The Company's right to elect to pay some or all of the Repurchase Price with respect to a Repurchase Date by delivering shares of Common Stock shall be conditioned upon:

                  (i) the Company giving timely notice of its election and not having previously given notice of an election to pay the Repurchase Price with respect to such Repurchase Date entirely in cash;

                  (ii) the approval for listing of such shares of Common Stock on a national securities exchange or the approval for quotation of such shares of Common Stock on the Nasdaq Automated Quotation System;

                  (iii) information necessary to calculate the Market Price being published in a daily newspaper of national circulation or being otherwise readily publicly available;

                  (iv) the registration of such shares of Common Stock under the Securities Act and the Exchange Act, in each case if required;

                  (v) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

                  (vi) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the shares of Common Stock are in conformity with this Indenture and (B) the shares of Common Stock to be issued by the Company in payment of the Repurchase Price in respect of Debentures have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Repurchase Price, will be validly issued, fully paid and nonassessable and free from preemptive rights under the Company's Certificate of Incorporation and By-laws and the Delaware General Corporation Law, and, in the case of such Officers' Certificate, stating that each of the conditions in clauses (i) through (v) above and the condition set forth in the second succeeding sentence have been satisfied and, in the case of such Opinion of Counsel, stating that the condition in clause (iv) above has been satisfied. Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 principal amount of Debentures and the Last Reported Sale Price of the Common Stock on each Trading Day during the period during which the Market Price with respect to such Repurchase Date is to be calculated.

         If the foregoing conditions are not satisfied with respect to a holder or holders prior to the close of business on the Business Day immediately preceding the Repurchase Date, the Company shall pay the entire Repurchase Price of the Debentures of such holder or holders in cash.

         Upon determination of the actual number of shares of Common Stock to be issued upon repurchase of Debentures, the Company shall be required to disseminate a press release through Dow Jones & Company, Inc. or Bloomberg Business News containing this information or publish the information on the Company's web site or through such other public medium as the Company may use at that time.

         (f) All shares of Common Stock delivered upon purchase of the Debentures shall be newly issued shares or treasury shares, shall be duly authorized, validly issued, fully paid and nonassessable, and shall be free from preemptive rights and free of any lien or adverse claim.

         (g) If a holder is paid some or all of the Repurchase Price with respect to such holder's Debentures in shares of Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of Common Stock; provided that the holder shall pay any such tax which is due because the holder requests the Common Stock to be issued in a name other than that of the holder. The Paying Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

         Section 3.08. Conditions and Procedures for Repurchase at Option of Holders. (a) The Company shall repurchase from the holder thereof, pursuant to
Section 3.05 or Section 3.06, a portion of a Debenture, if the principal amount of such portion is $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Debenture also apply to the repurchase of such portion of such Debenture. Upon presentation of any Debenture repurchased in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures, of any authorized denomination, in aggregate principal amount equal to the portion of the Debentures presented that is not repurchased.

         (b) On or prior to a Repurchase Date, the Company will deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 5.04) an amount of cash and/or shares of Common Stock, as applicable, sufficient to repurchase on the Repurchase Date all the Debentures or portions thereof to be repurchased on such date at the Repurchase Price; provided that if such deposit is made on the Repurchase Date, it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m., New York City time, on such date.

         If the Trustee or other Paying Agent appointed by the Company, or the Company or an Affiliate of the Company, if it or such Affiliate is acting as the Paying Agent, holds cash or shares of Common Stock sufficient to pay the aggregate Repurchase Price of all the Debentures or portions thereof that are to be repurchased as of the Repurchase Date, on or after the Repurchase Date, (i) such Debentures will cease to be outstanding, (ii) interest on such Debentures will cease to accrue and (iii) all other rights of the holders of such Debentures will terminate, whether or not book-entry transfer of the Debentures has been made or the Debentures have been delivered to the Trustee or Paying Agent, other than the right to receive the Repurchase Price upon delivery of the Debentures.

         (c) Upon receipt by the Trustee (or other Paying Agent appointed by the Company) of a Repurchase Election, the holder of the Debenture in respect of which such Repurchase Election was given shall (unless such notice is validly withdrawn) thereafter be entitled to receive solely the Repurchase Price with respect to such Debenture. Such Repurchase Price shall be paid to such holder, subject to receipt of funds and/or Debentures by the Trustee (or other Paying Agent appointed by the Company), promptly (but in no event more than five (5) Business Days) following the later of (x) the Repurchase Date with respect to such Debenture (provided the holder has satisfied the conditions in Section 3.05(c) or Section 3.06(c), as applicable) and (y) the time of delivery of such Debenture to the Trustee (or other Paying Agent appointed by the Company) by the holder thereof in the manner required by Section 3.05(c) or Section 3.06(c), as applicable. Debentures in respect of which a Repurchase Election has been given by the holder thereof may not be converted pursuant to Article 15 hereof on or after the date of the delivery of such Repurchase Election unless such notice has first been validly withdrawn.

         (d) Notwithstanding anything herein to the contrary, any holder delivering to the office of the Trustee (or other Paying Agent appointed by the Company) a Repurchase Election shall have the right to withdraw such election at any time prior to the close of business on the Business Day preceding the Repurchase Date (or any such later time as may be required by applicable law) by delivery of a written notice of withdrawal to the Trustee (or other Paying Agent appointed by the Company) specifying:

                  (i) the certificate number, if any, of the Debenture in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary information if the Debenture in respect of which such notice of withdrawal is being submitted is represented by a Global Debenture,

                  (ii) the principal amount of the Debenture with respect to which such notice of withdrawal is being submitted, and

                  (iii) the principal amount, if any, of such Debenture which remains subject to the original Repurchase Election and which has been or will be delivered for repurchase by the Company.

         The Trustee (or other Paying Agent appointed by the Company) shall promptly notify the Company of the receipt by it of any Repurchase Election or written notice of withdrawal thereof.

         (e) The Company will comply with the provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act to the extent then applicable in connection with the repurchase rights of the holders of Debentures in the event of a Fundamental Change or on any Company Repurchase Date. If then required by applicable law, the Company will file a Schedule TO or any other schedule required in connection with such repurchase.

         (f) There shall be no repurchase of any Debentures pursuant to Section
3.05 or Section 3.06 if there has occurred at any time prior to, and is continuing on, the Repurchase Date an Event of Default (other than an Event of Default that is cured by the payment of the Repurchase Price with respect to such Debentures). The Paying Agent will promptly return to the respective holders thereof any Debentures (x) with respect to which a Repurchase Election has been withdrawn in compliance with this Indenture or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price with respect to such Debentures) in which case, upon such return, the Repurchase Election with respect thereto shall be deemed to have been withdrawn.

         (g) The Trustee (or other Paying Agent appointed by the Company) shall return to the Company any cash that remains unclaimed as provided in Section 13.03, for the payment of the Repurchase Price; provided that, to the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.08(b) exceeds the aggregate Repurchase Price of the Debentures or portions thereof which the Company is obligated to purchase as of the Repurchase Date, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Repurchase Date, the Trustee shall return any such excess to the Company.

         (h) In the case of a reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 15.06 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash), which includes shares of Common Stock of the Company or shares of common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such stock, securities or other property or assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (accompanied by an Opinion of Counsel that such supplemental indenture complies with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Debentures to cause the Company to repurchase the Debentures following a Fundamental Change and the provisions of this Indenture relating to the Company's option to deliver shares of Common Stock in payment of the Repurchase Price, including, without limitation, the applicable provisions of this Article 3 and the definitions of Common Stock and Fundamental Change, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to such other Person if different from the Company and the common stock issued by such Person (in lieu of the Company and the Common Stock of the Company).

                                   ARTICLE 4
                           SUBORDINATION OF DEBENTURES

         Section 4.01. Agreement to Subordinate. The Company agrees, and each Debentureholder by accepting a Debenture agrees, that the Indebtedness, interest and other obligations of any kind evidenced by the Debentures and this Indenture are subordinated in right of payment, to the extent and in the manner provided in this Article 4, to the prior payment in full in cash of all Senior Indebtedness (whether outstanding on the date hereof or hereafter created, incurred, assumed or Guaranteed), and that the subordination is for the benefit of the holders of Senior Indebtedness.

         Section 4.02. Liquidation; Dissolution; Bankruptcy. In the event of:

                  (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company or to its assets, or

                  (ii) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary, or

                  (iii) any assignment for the benefit of creditors or other marshaling of assets or liabilities of the Company,

                           (1) the holders of Senior Indebtedness or their duly appointed representative(s) shall be entitled to receive payment in full in cash of all Senior Indebtedness before the Debentureholders will be entitled to receive any payment or distribution of any kind or character or any payment by the Company to acquire any Debentures (other than any payment or distribution in the form of equity securities or subordinated debt securities of the Company or any successor obligor that, in each case, are subordinated in right of payment to all Senior Indebtedness that may at the time be outstanding to at least the same extent as the Debentures are so subordinated (such equity securities or subordinated debt securities hereinafter being "PERMITTED JUNIOR SECURITIES"); and

                           (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than a payment or distribution in the form of Permitted Junior Securities, by set-off or otherwise, to which the Debenturesholders or the Trustee would be entitled but for the provisions of this Article 4 shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their duly appointed representative(s) ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         Section 4.03. Default on Designated Senior Indebtedness. (a) No direct or indirect payment or distribution of any assets of the Company or any subsidiary of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities) may be made by or on behalf of the Company on account of principal of or interest on the Debentures or on account of the purchase, redemption, repurchase or other acquisition of Debentures upon the occurrence of any default in payment (whether at Stated Maturity, upon scheduled installment, by acceleration or otherwise) of any obligation in connection with Designated Senior Indebtedness beyond any applicable grace period (a "PAYMENT DEFAULT") until such Payment Default shall have been cured or waived in writing by the holders of such Designated Senior Indebtedness when a Payment Default exists or shall have ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full in cash.

         (b) No direct or indirect payment or distribution of any assets of the Company or any subsidiary of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities) may be made by or on behalf of the Company on account of principal of or interest on the Debentures or on account of the purchase, redemption, repurchase or other acquisition of Debentures for the period specified below (a "PAYMENT BLOCKAGE PERIOD") upon the occurrence of any Default or Event of Default (other than any Payment Default) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately upon notice (a "NON-PAYMENT DEFAULT") and receipt by the Trustee of written notice thereof from the agent under the Senior Credit Agreement for so long as the Senior Bank Debt is outstanding and, thereafter, from the trustee or other representative of holders of at least a majority in aggregate principal amount of the Designated Senior Indebtedness at the time outstanding.

         The Payment Blockage Period will commence upon the date of receipt by the Trustee of written notice from the agent under the Senior Credit Agreement or the trustee or other representative of such holders of the Designated Senior Indebtedness, as the case may be, in respect of which the Non-Payment Default exists and shall end on the earliest of:

                  (i) one hundred seventy-nine (179) days after the Trustee receives such notice;

                  (ii) the date on which such Non-Payment Default is cured, waived in writing by the Person delivering the notice or ceases to exist;

                  (iii) the date on which such Designated Senior Indebtedness is discharged or paid in full in cash; or

                  (iv) the date on which such Payment Blockage Period shall have been terminated by written notice to the Trustee or the Company from such agent under the

         Senior Credit Agreement or trustee or other representative of such holders of the Designated Senior Indebtedness, as the case may be, initiating such Payment Blockage Period,

after which the Company will resume making any and all required payments in respect of the Debentures, including any missed payments, unless the holders of the Designated Senior Indebtedness or their representatives have accelerated the maturity of such Designated Senior Indebtedness. The trustee or such other representative of the holders of the Designated Senior Indebtedness or their duly appointed representative(s) shall also send the Company a copy of the written notice in respect of the Non-Payment Default. In any event, not more than one Payment Blockage Period may be commenced during any period of three hundred sixty (360) consecutive days. No Event of Default that existed or was continuing on the date of the commencement of any Payment Blockage Period will be, or can be made, the basis for the commencement of a subsequent Payment Blockage Period, unless such Default has been cured or waived for a period of not less than ninety (90) consecutive days subsequent to the commencement of such initial Payment Blockage Period.

         Section 4.04. Acceleration of Securities. If payment of the Debentures is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

         Section 4.05. When Distribution Must Be Paid Over. In the event that, notwithstanding the provisions of Section 4.03, any payment shall be made to the Trustee (and not paid over to the Debentureholders) which is prohibited by such provisions, then and in such event such payment shall be held in trust for the holders of Senior Indebtedness and be paid over and delivered by the Trustee to the holders of Designated Senior Indebtedness or their duly appointed representative(s), as their interest may appear, for application to Designated Senior Indebtedness.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 4, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Debentureholders or the Company or any other Person money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this
Article 4, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

         Section 4.06. Notice by the Company. The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Debentures to violate this Article 4, but failure to give such notice shall not affect the subordination of the Debentures to the Senior Indebtedness as provided in this
Article 4.

         Section 4.07. Subrogation. After all Senior Indebtedness is paid in full in cash and until the Debentures are paid in full, Debentureholders shall be subrogated (equally and ratably with all other Indebtedness that is equal in right of payment with the Debentures) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Debentureholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article 4 to holders of Senior Indebtedness that otherwise would have been made to Debentureholders is not, as between the Company and Debentureholders, a payment by the Company of the Debentures.

         Section 4.08. Relative Rights. This Article 4 defines the relative rights of Debentureholders and holders of Senior Indebtedness. Nothing in this Indenture shall: (i) impair, as between the Company and Debentureholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Debentures in accordance with their terms; (ii) affect the relative rights of Debentureholders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or (iii) prevent the Trustee or any Debentureholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Debentureholders. If the Company fails because of this Article 4 to pay principal of or interest on a Debenture on the due date, the failure is still a Default or Event of Default.

         Section 4.09. Subordination May Not Be Impaired by the Company. No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Debentures shall be impaired by any act or failure to act by the Company or any Debentureholder or by the failure of the Company or any Debentureholder to comply with this Indenture.

         The Trustee and Debentureholders agree that they will not challenge the validity, enforceability or perfection of any Senior Indebtedness or the Liens, Guarantees and security interests securing the same and that as between the holders of the Senior Indebtedness on the one hand and the Trustee and Debentureholders on the other, the terms hereof shall govern even if all or part of the Senior Indebtedness or such Liens and security interests are voided, disallowed, subordinated, set aside or otherwise invalidated in any judicial proceeding or otherwise, regardless of the theory upon which such action is premised.

         Without in any way limiting the generality of this Section 4.09, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Debentureholders, without incurring responsibility to the Trustee or the Debentureholders and without impairing or releasing the subordination provided in this Article 4 or the obligations hereunder of the Debentureholders to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew, amend or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding or secured; (b) sell, exchange, release, foreclose against or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company, and subsidiary thereof or any other Person.

         Section 4.10. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of any Senior Indebtedness, the distribution may be made and the notice given to their representative.

         Upon any payment or distribution of assets of the Company referred to in this Article 4, the Trustee and the Debentureholders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such representative(s) or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Debentureholders for the purpose of ascertaining the Persons entitled to participate in such distribution, all holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 4.

         Section 4.11. Rights of Trustee and Paying Agent. Notwithstanding the provisions of this Article 4 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Debentures, unless a Responsible Officer of the Trustee shall have received at its Corporate Trust Office at least three (3) Business Days prior to the date of such payment written notice of facts that would cause the payment of any obligations with respect to the Debentures to violate this Article 4. Only the Company or representative may give the notice. Nothing in this Article 4 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 8.06.

         The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Conversion Agent may do the same with like rights.

         Section 4.12. Authorization to Effect Subordination. Each Debentureholder, by the Debentureholder's acceptance thereof, authorizes and directs the Trustee on such Debentureholder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 4, and appoints the Trustee to act as such Debentureholder's attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company or any subsidiary (whether in bankruptcy, insolvency, receivership, reorganization or similar proceedings or upon an assignment for the benefit of creditors or otherwise), the filing of a claim for the unpaid balance of its Debentures in the form required in those proceedings. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 7.05 at least thirty (30) days before the expiration of the time to file such claim, duly appointed representatives of the Debentureholders are hereby authorized to file an appropriate claim for and on behalf of the Debentureholders.

         Section 4.13. Amendments. The provisions of this Article 4 (including, without limitation, any definitions or other sections included by reference or incorporation) shall not be amended or modified without the written consent of the holders of all Senior Indebtedness.

                                   ARTICLE 5
                       PARTICULAR COVENANTS OF THE COMPANY

         Section 5.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of (including any Redemption Price or Repurchase Price pursuant to Article 3) and interest on each of the Debentures at the places, at the respective times and in the manner provided herein and in the Debentures.

         Section 5.02. Maintenance of Office or Agency. The Company will maintain an office or agency in the Borough of Manhattan, The City of New York, where the Debentures may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

         The Company may also from time to time designate co-registrars and one or more offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby initially designates the Trustee as Paying Agent, Debenture Registrar, Custodian and Conversion Agent, and each of the Corporate Trust Office and the office or agency of the Trustee in the Borough of Manhattan shall be considered as one such office or agency of the Company for each of the aforesaid purposes.

         So long as the Trustee is the Debenture Registrar, the Trustee agrees to mail, or cause to be mailed, the notices set forth in Section 8.10(a) and the third paragraph of Section 8.11. If co-registrars have been appointed in accordance with this Section, the Trustee shall mail such notices only to the Company and the holders of Debentures it can identify from its records.

         Section 5.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 5.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, or if the Trustee shall appoint such a Paying Agent, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 5.04:

                  (1) that it will hold all sums held by it as such agent for the payment of the principal of or interest on the Debentures (whether such sums have been paid to it by the

         Company or by any other obligor on the Debentures) in trust for the benefit of the holders of the Debentures;

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall be due and payable; and

                  (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

         The Company shall, on or before each due date of the principal of or interest on the Debentures, deposit with the Paying Agent a sum (in funds which are immediately available on the due date for such payment) sufficient to pay such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit shall be received by the Paying Agent by 10:00 a.m., New York City time, on such date.

         (b) If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest on the Debentures, set aside, segregate and hold in trust for the benefit of the holders of the Debentures a sum sufficient to pay such principal or interest so becoming due and will promptly notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Debentures) to make any payment of the principal of or interest on the Debentures when the same shall become due and payable.

         (c) Anything in this Section 5.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any Paying Agent hereunder as required by this Section 5.04, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability with respect to such sums.

         (d) Anything in this Section 5.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.04 is subject to Sections 13.02 and 13.03.

         The Trustee shall not be responsible for the actions of any other Paying Agents (including the Company if acting as its own Paying Agent) and shall have no control of any funds held by such other Paying Agents.

         Section 5.05. Existence. Subject to Article 12, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and rights (charter and statutory); provided that the Company shall not be required to preserve any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

         Section 5.06. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the

Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Debentures or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Debentures or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Debentures or such Common Stock and it will take such further action as any holder or beneficial holder of such Debentures or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Debentures or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Debentures or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         Section 5.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.08. Compliance Certificate. The Company shall deliver to the Trustee, within one hundred twenty (120) days after the end of each fiscal year of the Company (which fiscal year of the Company is presently the 12 calendar months ending December 31), a certificate signed by either the principal executive officer, principal financial officer or principal accounting officer of the Company, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and the status thereof of which the signer may have knowledge.

         The Company will deliver to the Trustee, promptly upon becoming aware of (i) any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or (ii) any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

         Any notice required to be given under this Section 5.08 shall be delivered to a Responsible Officer of the Trustee at its Corporate Trust Office.

         Section 5.09. Additional Amounts Notice. In the event that the Company is required to pay Additional Amounts to holders of Debentures pursuant to the Registration Rights

Agreement, the Company will provide written notice ("ADDITIONAL AMOUNTS NOTICE") to the Trustee of its obligation to pay Additional Amounts no later than fifteen
(15) days prior to the proposed payment date for the Additional Amounts, and the Additional Amounts Notice shall set forth the amount of Additional Amounts to be paid by the Company on such payment date. The Trustee shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Additional Amounts, or with respect to the nature, extent or calculation of the amount of Additional Amounts when made, or with respect to the method employed in such calculation of the Additional Amounts.

         Section 5.10. Limitation on Senior Subordinated Indebtedness. The Company agrees that it will not, directly or indirectly, incur any Indebtedness that is junior in right of payment to any Senior Indebtedness unless such Indebtedness ranks pari passu with or is junior in right of payment to the Debentures.

                                   ARTICLE 6
       DEBENTUREHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         Section 6.01. Debentureholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each June 1 and December 1 in each year beginning with December 1, 2003, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Debentures as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished by the Company to the Trustee so long as the Trustee is acting as the sole Debenture Registrar.

         Section 6.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 6.01 or maintained by the Trustee in its capacity as Debenture Registrar or co-registrar in respect of the Debentures, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

         (b) The rights of Debentureholders to communicate with other holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

         (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Debentures made pursuant to the Trust Indenture Act.

         Section 6.03. Reports by Trustee. (a) Within sixty (60) days after December 15 of each year commencing with the year 2003, the Trustee shall transmit to holders of Debentures such reports dated as of December 15 of the year in which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. In the event that no events have occurred under the applicable sections of the Trust Indenture Act, the Trustee shall be under no duty or obligation to provide such reports.

         (b) A copy of such report shall, at the time of such transmission to holders of Debentures, be filed by the Trustee with each stock exchange and automated quotation system upon which the Debentures are listed and with the Company. The Company will promptly notify the Trustee in writing when the Debentures are listed on any stock exchange or automated quotation system or delisted therefrom.

         Section 6.04. Reports by the Company. The Company shall file with the Trustee (and the Commission if at any time after the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Debentures, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act, whether or not the Debentures are governed by such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on an Officers' Certificates).

                                   ARTICLE 7
       REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF DEFAULT

         Section 7.01. Events of Default. In case one or more of the following events (each, an "EVENT OF DEFAULT") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

                  (a) default in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days; or

                  (b) default in the payment of the principal of any of the Debentures as and when the same shall become due and payable either at maturity or in connection with any redemption or repurchase, in each case pursuant to Article 3, by acceleration or otherwise; or

                  (c) default in the Company's obligation to convert the Debentures into Common Stock upon the exercise of a holder's rights pursuant to Article 15, unless such failure is cured within five (5) days after written notice of default is given to the Company by the Trustee or the holder of such Debenture; or

                  (d) default in the Company's obligation to repurchase the Debentures at the option of a holder upon a Fundamental Change pursuant to Section 3.05 or on specified dates pursuant to Section 3.06; or

                  (e) failure to provide notice of the occurrence of a Fundamental Change on a timely basis as required by Section 3.05; or

                  (f) default in the Company's obligation to redeem the Debentures after it has exercised its option to redeem; or

                  (g) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debentures or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.01 specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25% in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.04; or

                  (h) default by the Company or any of its subsidiaries in the payment of the principal or interest on any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any of the indebtedness of the Company or any of its subsidiaries for money borrowed in excess of $10,000,000 in the aggregate, whether such indebtedness now exists or shall hereafter be created, resulting in such indebtedness becoming or being declared due and payable, and such acceleration shall not have been rescinded or annulled within thirty (30) days after written notice of such acceleration has been received by the Company or such subsidiary; or

                  (i) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Company, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

                  (j) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to the Company or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any substantial part of the property of the Company, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days;

then, and in each and every such case (other than an Event of Default specified in Section 7.01(i) or 7.01(j)), unless the principal of all of the Debentures shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding hereunder determined in accordance with Section 9.04, by notice in writing to the Company (and to the Trustee if given by Debentureholders), may declare the principal of all the Debentures and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debentures contained to the contrary notwithstanding. If an Event of Default specified in Section 7.01(i) or 7.01(j) occurs, the principal of all the Debentures and the interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the conditions that if, at any time after the principal of the Debentures shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Debentures and the principal of any and all Debentures which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal at the rate borne by the Debentures, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.06, and if any and all defaults under this Indenture, other than the nonpayment of principal of and accrued interest on Debentures which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.07, then and in every such case the holders of a majority in aggregate principal amount of the Debentures then outstanding, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify in writing a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Debentures, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Debentures, and the Trustee shall continue as though no such proceeding had been taken.

         Section 7.02. Payments of Debentures on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Debentures as and when the same shall become due and payable, and such default shall have continued for a period of thirty (30) days, or (b) in case default shall be made in the payment of the principal of any of the Debentures as and when the same shall have become due and payable, whether at maturity of the Debentures or in connection with any redemption, repurchase, acceleration, declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures, the whole amount that then shall have become due and payable on all such Debentures for principal or interest, as the case may be, with interest upon the overdue principal and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Debentures, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other amounts due the Trustee under Section 8.06. Until such demand by the Trustee, the Company may pay the principal of and interest on the Debentures to the registered holders, whether or not the Debentures are overdue.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Debentures and collect in the manner provided by law out of the property of the Company or any other obligor on the Debentures wherever situated the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Debentures under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Debentures, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Debentures, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in such judicial proceedings relative to the Company or any other obligor on the Debentures, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.06, and to take any other action with respect to such claims, including participating as a member of any official committee of creditors, as it reasonably deems necessary or advisable, and, unless prohibited by law or applicable regulations, and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Debentureholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees and expenses incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Debentures may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

         All rights of action and of asserting claims under this Indenture, or under any of the Debentures, may be enforced by the Trustee without the possession of any of the Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Debentures.

         In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the holders of the Debentures, and it shall not be necessary to make any holders of the Debentures parties to any such proceedings.

         Section 7.03. Application of Monies Collected by Trustee. Any monies collected by the Trustee pursuant to this Article 7 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Debentures, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under
         Section 8.06;

                  SECOND: In case the principal of the outstanding Debentures shall not have become due and be unpaid, to the payment of interest on the Debentures in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Debentures, such payments to be made ratably to the Persons entitled thereto;

                  THIRD: In case the principal of the outstanding Debentures shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and interest, with interest on the overdue principal and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Debentures, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Debentures, then to the payment of such principal and interest without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and accrued and unpaid interest; and

                  FOURTH: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

         Section 7.04. Proceedings by Debentureholder. No holder of any Debenture shall have any right by virtue of or by reference to any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable security or indemnity satisfactory to the Trustee as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.07; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture with every other taker and holder and the Trustee, that no one or more holders of Debentures shall have any right in any manner whatever by virtue of or by reference to any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures (except as otherwise provided herein). For the protection and enforcement of this Section 7.04, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Notwithstanding any other provision of this Indenture and any provision of any Debenture, the right of any holder of any Debenture to receive payment of the principal of (including any Redemption Price or Repurchase Price pursuant to Article 3) and accrued interest on such Debenture on or after the respective due dates expressed in such Debenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company, shall not be impaired or affected without the consent of such holder.

         Anything in this Indenture or the Debentures to the contrary notwithstanding, the holder of any Debenture, without the consent of either the Trustee or the holder of any other Debenture, on its own behalf and for its own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, its rights of conversion as provided herein.

         Section 7.05. Proceedings by Trustee. In case of an Event of Default, the Trustee may, in its discretion, proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

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

         Section 7.06. Remedies Cumulative and Continuing. Except as provided in
Section 2.06, all powers and remedies given by this Article 7 to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein, and, subject to the provisions of Section 7.04, every power and remedy given by this Article 7 or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

         Section 7.07. Direction of Proceedings and Waiver of Defaults by Majority of Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with
Section 9.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that (a) such direction shall not be in conflict with any rule of law or with this Indenture, (b) the Trustee may take any other action which is not inconsistent with such direction and (c) the Trustee may decline to take any action that would benefit some Debentureholders to the detriment of other Debentureholders. The holders of a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.04 may, on behalf of the holders of all of the Debentures, waive any past default or Event of Default hereunder and its consequences, except (i) a default in the payment of interest on, or the principal of, the Debentures, (ii) a failure by the Company to convert any Debentures into Common Stock, (iii) a default in the payment of the Redemption Price pursuant to Section 3.03, (iv) a default in the payment of the Fundamental Change Repurchase Price pursuant to Section 3.05 or Company Repurchase Price pursuant to Section 3.06 or (v) a default in respect of a covenant or provisions hereof which under Article 11 cannot be modified or amended without the consent of the holders of each or all Debentures then outstanding or affected thereby. Upon any such waiver, the Company, the Trustee and the holders of the Debentures shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.07, said default or Event of Default shall for all purposes of the Debentures and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         Section 7.08. Notice of Defaults. The Trustee shall, within ninety (90) days after a Responsible Officer of the Trustee has knowledge of the occurrence of a default, mail to all Debentureholders, as the names and addresses of such holders appear upon the Debenture Register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice; provided that except in the case of default in the payment of the principal of or interest on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debentureholders. For the purpose of this Section 7.08, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         Section 7.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Debenture by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this
Section 7.09 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than ten percent in principal amount of the Debentures at the time outstanding determined in accordance with Section 9.04, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of or interest on any Debenture on or after the due date expressed in such Debenture or to any suit for the enforcement of the right to convert any Debenture in accordance with the provisions of Article 15.

                                    ARTICLE 8
                                   THE TRUSTEE

         Section 8.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

                           (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture and the Trust Indenture Act against the Trustee; and

                           (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the holders of not less than a majority in principal amount of the Debentures at the time outstanding determined as provided in Section 9.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                  (d) the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-registrar with respect to the Debentures; and

                  (e) if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred.

         The Trustee shall not be deemed to have knowledge or notice of any default (as defined in Section 7.08) or Event of Default hereunder unless a Responsible Officer of the Trustee shall have received at the Corporate Trust Office written notice of such default or Event of Default from the Company or the holders of at least 10% in aggregate principal amount of the Debentures and such notice refers to such default or Event of Default, the Debentures and the Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 8.01.

         Section 8.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 8.01:

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

                  (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document (whether in its original or facsimile form) believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel of its own selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders pursuant to the provisions of this Indenture, unless such Debentureholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

                  (g) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

                  (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time

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

         to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (j) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate.

         Section 8.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

         Section 8.04. Trustee, Paying Agents, Conversion Agents or Registrar May Own Debentures. The Trustee, any Paying Agent, any Conversion Agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent or Debenture Registrar.

         Section 8.05. Monies to Be Held in Trust. Subject to the provisions of
Section 13.03, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed in writing from time to time by the Company and the Trustee.

         Section 8.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to from time to time in writing between the Company and the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. The Company also covenants to indemnify the Trustee and any predecessor Trustee (or any officer, director or employee of the Trustee), in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on the part of the Trustee or such officers, directors,

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

employees and agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim (whether asserted by the Company, any holder or any other Person) of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this
Section 8.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

         When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.01(i) or Section 7.01(j) occurs with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

         Section 8.07. Officers' Certificate as Evidence. Except as otherwise provided in Section 8.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

         Section 8.08. Conflicting Interests of Trustee. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         Section 8.09. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or if such Person is a member of a bank holding company system, its bank holding company shall have a combined capital and surplus of at least $50,000,000). If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 8.10. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Debentures. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment sixty (60) days after the mailing of such notice of resignation to the

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

Debentureholders, the resigning Trustee may, upon ten (10) Business Days' notice to the Company and the Debentureholders, may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or, if any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with Section 8.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

                  (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.09, any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee; provided that if no successor Trustee shall have been appointed and have accepted appointment sixty (60) days after either the Company or the Debentureholders has removed the Trustee, or the Trustee resigns, the Trustee so removed may petition, at the expense of the Company, any court of competent jurisdiction for an appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless, within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Debentureholder, or if such Trustee so removed or any Debentureholder fails to act, the Company, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

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

         Section 8.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amount then due it pursuant to the provisions of Section 8.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Debentures, to secure any amounts then due it pursuant to the provisions of Section 8.06.

         No successor trustee shall accept appointment as provided in this
Section 8.11 unless, at the time of such acceptance, such successor trustee shall be qualified under the provisions of Section 8.08 and be eligible under the provisions of Section 8.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 8.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Debentures at their addresses as they shall appear on the Debenture Register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.12. Succession by Merger. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that, in the case of any Person succeeding to all or substantially all of the corporate trust business of the Trustee, such Person shall be qualified under the provisions of Section 8.08 and eligible under the provisions of Section 8.09.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Debentures so authenticated; and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or any authenticating agent appointed by such successor trustee may authenticate such Debentures in the name of the successor trustee; and in all such cases such certificates shall have the full force that is provided in the Debentures or in this Indenture; provided that the right to adopt the certificate of authentication of any predecessor Trustee or

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

authenticate Debentures in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 8.13. Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                    ARTICLE 9
                              THE DEBENTUREHOLDERS

         Section 9.01. Action by Debentureholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Debentureholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Debentures voting in favor thereof at any meeting of Debentureholders duly called and held in accordance with the provisions of
Article 10, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Debentureholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Debentures, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall he not more than fifteen (15) days prior to the date of commencement solicitation of such action.

         Section 9.02. Proof of Execution by Debentureholders. Subject to the provisions of Section 8.01, 8.02 and 10.05, proof of the execution of any instrument by a Debentureholder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debentures shall be proved by the registry of such Debentures or by a certificate of the Debenture Registrar.

         The record of any Debentureholders' meeting shall be proved in the manner provided in Section 10.06.

         Section 9.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem the Person in whose name such Debenture shall be registered upon the Debenture Register to be, and may treat it as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Debenture Registrar) for the purpose of receiving payment of or on account of the principal of and interest on such Debenture, for conversion of such Debenture and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid,

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

and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debenture.

         Section 9.04. Company-owned Debentures Disregarded. In determining whether the holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or any Affiliate of the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Debentures which a Responsible Officer knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the Company, any other obligor on the Debentures or any Affiliate of the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall fully protect the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above described Persons, and, subject to Section 8.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures listed therein are outstanding for the purpose of any such determination.

         Section 9.05. Revocation of Consents, Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any holder of a Debenture which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.02, revoke such action so far as concerns such Debenture. Except as aforesaid, any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

                                   ARTICLE 10
                          MEETINGS OF DEBENTUREHOLDERS

         Section 10.01. Purpose of Meetings. A meeting of Debentureholders may be called at any time and from time to time pursuant to the provisions of this
Article 10 for any of the following purposes:

                  (1) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other

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

         action authorized to be taken by Debentureholders pursuant to any of the provisions of Article 7;

                  (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 8;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

         Section 10.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Debentureholders to take any action specified in Section 10.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Debentureholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.01, shall be mailed to holders of Debentures at their addresses as they shall appear on the Debenture Register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than 20 nor more than ninety (90) days prior to the date fixed for the meeting.

         Any meeting of Debentureholders shall be valid without notice if the holders of all Debentures then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

         Section 10.03. Call of Meetings by Company or Debentureholders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Debentureholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Debentureholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.01, by mailing notice thereof as provided in Section 10.02.

         Section 10.04. Qualifications for Voting. To be entitled to vote at any meeting of Debentureholders a person shall (a) be a holder of one or more Debentures on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Debentures on the record date pertaining to such meeting. The only persons who shall be entitled to be present or to speak at any meeting of Debentureholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         Section 10.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of

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

Debentureholders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Debentureholders as provided in Section 10.03, in which case the Company or the Debentureholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote pf the holders of a majority in principal amount of the Debentures represented at the meeting and entitled to vote at the meeting.

         Subject to the provisions of Section 9.04, at any meeting each Debentureholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Debentures held or represented by him; provided that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Debentureholders. Any meeting of Debentureholders duly called pursuant to the provisions of Section
10.02 or 10.03 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         Section 10.06. Voting. The vote upon any resolution submitted to any meeting of Debentureholders shall be by written ballot on which shall be subscribed the signatures of the holders of Debentures or of their representatives by proxy and the outstanding principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Debentureholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.02. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 10.07. No Delay of Rights by Meeting. Nothing contained in this
Article 10 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of

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

Debentureholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Debentureholders under any of the provisions of this Indenture or of the Debentures.

                                   ARTICLE 11
                             SUPPLEMENTAL INDENTURES

         Section 11.01. Supplemental Indentures Without Consent of Debentureholders. The Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time, and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) make provision with respect to the conversion rights of the holders of Debentures pursuant to the requirements of Section
         15.06 or the repurchase obligations of the Company pursuant to the requirements of Section 3.08(h);

                  (b) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

                  (c)      to add a guarantor with respect to the Debentures;

                  (d) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 12;

                  (e) to add to the covenants of the Company such further covenants, restrictions or conditions for the benefit of the holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction or condition, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (f) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (g) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture that may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provision in regard to matters or questions arising under this Indenture that shall not materially adversely affect the interests of the holders of the Debentures;

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

                  (h) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures;

                  (i) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted; or

                  (j) make other changes to the Indenture or forms or terms of the Debentures, provided no such change individually or in the aggregate with all other such changes has or will have a material adverse effect on the interests of the Debentureholders.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by the Company's Secretary or Assistant Secretary authorizing the execution of any supplemental indenture, the Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations that may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
11.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.02.

         Notwithstanding any other provision of the Indenture or the Debentures, the Registration Rights Agreement and the obligation to pay Additional Amounts thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

         Section 11.02. Supplemental Indenture with Consent of Debentureholders. With the consent (evidenced as provided in Article 9) of the holders of at least a majority in aggregate principal amount of the Debentures at the time outstanding, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce any amount payable on redemption or repurchase thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Debentures, or affect the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to the holders of Debentures, or affect the obligation of the Company to repurchase any Debenture upon the happening of a Fundamental Change in a manner adverse to the holders of Debentures, or affect the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to the holders of Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth herein, including
Section 15.06, or reduce the number of shares of Common Stock

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or other property receivable upon conversion, in each case, without the consent of the holder of each Debenture so affected, or modify any of the provisions of this Section 11.02 or Section 7.07, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 5.02, or reduce the quorum or voting requirements set forth in Article 10 or (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding.

         Upon the written request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debentureholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Debentureholders under this Section 11.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 11.03. Effect of Supplemental Indenture. Any supplemental indenture executed pursuant to the provisions of this Article 11 shall comply with the Trust Indenture Act, as then in effect, provided that this Section
11.03 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of Article 11, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures shall thereafter be determined, exercised and enforced hereunder, subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 11.04. Notation on Debentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 11 may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent

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duly appointed by the Trustee pursuant to Section 16.13) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

         Section 11.05. Evidence of Compliance of Supplemental Indenture to Be Furnished to Trustee. Prior to entering into any supplemental indenture, the Trustee shall be provided with an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 11 and is otherwise authorized or permitted by this Indenture.

                                   ARTICLE 12
                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         Section 12.01. Company May Consolidate on Certain Terms. Subject to the provisions of Section 12.02, the Company shall not consolidate or merge with or into any other Person or Persons (whether or not affiliated with the Company), nor shall the Company or its successor or successors be a party or parties to successive consolidations or mergers, nor shall the Company sell, convey, transfer or lease the property and assets of the Company substantially as an entirety, to any other Person (whether or not affiliated with the Company), unless: (i) the Company is the surviving Person, or the resulting, surviving or transferee Person is a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia; (ii) upon any such consolidation, merger, sale, conveyance, transfer or lease, the due and punctual payment of the principal of and interest on all of the Debentures, according to their tenor and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the Person (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the Person that shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.06; and (iii) immediately after giving effect to the transaction described above, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing.

         Section 12.02. Successor to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and interest on all of the Debentures and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor Person shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of this first part. Such successor Person thereupon may cause to be signed, and may issue either in its own name or in the name of Serologicals Corporation any or all of the Debentures, issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor Person instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debentures that such successor Person thereafter shall cause to be signed and delivered to

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the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance, transfer or lease, the Person named as the "COMPANY" in the first paragraph of this Indenture or any successor that shall thereafter have become such in the manner prescribed in this Article 12 may be dissolved, wound up and liquidated at any time thereafter and such Person shall be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

         In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

         Section 12.03. Opinion of Counsel to Be Given Trustee. The Trustee shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or lease and any such assumption complies with the provisions of this Article 12.

                                   ARTICLE 13
                     SATISFACTION AND DISCHARGE OF INDENTURE

         Section 13.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures that have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable and the Company shall deposit with the Trustee, in trust, cash or, if expressly permitted by the terms of the Debentures or the Indenture, Common Stock sufficient to pay all amounts due and owing on Debentures (other than any Debentures that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, accompanied by a verification report, as to the sufficiency of the deposited amount, from an independent certified accountant or other financial professional satisfactory to the Trustee, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Debentureholders to receive payments of principal of and interest on the Debentures and the other rights, duties and obligations of Debentureholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, powers, duties, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 16.06 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter

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reasonably and properly rendered by the Trustee in connection with this
Indenture or the Debentures.

         Section 13.02. Paying Agent to Repay Monies Held. Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent of the Debentures (other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 13.03. Return of Unclaimed Monies. Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the principal of or interest on Debentures and not applied but remaining unclaimed by the holders of Debentures for two years after the date upon which the principal of or interest on such Debentures, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies; and the holder of any of the Debentures shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

                                   ARTICLE 14
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

         Section 14.01. Indenture and Debentures Solely Corporate Obligations. No recourse for the payment of the principal of or interest on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

                                   ARTICLE 15
                            CONVERSION OF DEBENTURES

         Section 15.01. Right to Convert. (a) Subject to and upon compliance with the provisions of this Indenture, prior to August 15, 2033, the holder of any Debenture shall have the right, at such holder's option, to convert the principal amount of the Debenture, or any portion of such principal amount which is a multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Debenture so to be converted in whole or in part, together with any required funds, under the circumstances described in this Section 15.01 and in the manner provided in Section 15.02. The Debentures shall be convertible only during the following periods upon the occurrence of one of the following events:

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

                  (i) during any fiscal quarter after September 28, 2003 if the Last Reported Sale Price of the Common Stock for at least twenty
         (20) Trading Days during the period of thirty (30) consecutive Trading Days ending on the last Trading Day of the previous fiscal quarter equals or exceeds 120% of the Conversion Price on such last Trading Day; and if this condition is satisfied, then the Debentures shall be convertible at any time thereafter, at the option of the holder, through the Stated Maturity;

                  (ii) in the event that the Company calls the Debentures for redemption, at any time prior to the close of business on the second Business Day immediately preceding the Redemption Date; provided that only those Debentures that are called for redemption may be converted following such an event;

                  (iii)    as provided in Section (b) of this Section 15.01; or

                  (iv) during the five (5) Business Day period immediately after any five (5) consecutive Trading Day period in which the Trading Price per $1,000 principal amount of the Debentures for each day of such five (5) day measurement period was less than 98% of the product of the Last Reported Sale Price of the Common Stock on the applicable date and the Conversion Rate, provided however, no Debentures may be converted based on satisfaction of this condition if on any day during such five (5) consecutive Trading Day period, the Last Reported Sale Price of the Common Stock is greater than 100% and less than 120% of the Conversion Price.

         The Company or its designated agent shall determine on a daily basis during the time period specified in Section 15.01(a)(i) whether the Debentures shall be convertible as a result of the occurrence of an event specified in clause (i) above and, if the Debentures shall be so convertible, the Company shall promptly deliver to the Trustee (or other Conversion Agent appointed by the Company) written notice thereof. Whenever the Debentures shall become convertible pursuant to this Section 15.01, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 16.04, and the Company shall also publicly announce such information by publication on the Company's web site or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

         The Trustee (or other Conversion Agent appointed by the Company) shall have no obligation to determine the Trading Price under this Section 15.01 unless the Company has requested in writing such a determination; and the Company shall have no obligation to make such request unless a holder provides it with reasonable evidence that the Trading Price per $1,000 principal amount of Debentures would be less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate. If such evidence is provided, the Company shall instruct the Trustee (or other Conversion Agent) in writing to determine the Trading Price of the Debentures beginning on the next Trading Day and on each successive Trading Day until, and only until, the Trading Price per $1,000 principal amount of Debentures is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

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         The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's duties and obligations pursuant to Section 15.01(a) hereof, and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 15.01; provided, however, that nothing herein shall be construed to relieve the Trustee of its duties pursuant to Section 15.01(a) hereof.

         (b) In addition, if:

                  (i) (A) the Company distributes to all holders of its Common Stock rights or warrants entitling them (for a period expiring within forty-five (45) days of the date of the distribution) to subscribe for or purchase shares of Common Stock at a price per share less than the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date of the distribution, or (B) the Company distributes to all holders of Common Stock assets (including cash), debt securities or rights to purchase securities of the Company, which distribution has a per share value as determined by the Company's Board of Directors and set forth in a Board Resolution exceeding 15% of the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, then, in either case, the Debentures may be surrendered for conversion at any time on and after the date that the Company gives notice to the holders of such distribution, which shall be not less than twenty (20) days prior to the Ex-Dividend Date for such distribution, until the earlier of the close of business on the Business Day immediately preceding, but not including, the Ex-Dividend Date or the date the Company publicly announces that such distribution will not take place; provided that no adjustment to the Conversion Price or the ability of a holder of a Debenture to convert will be made if the holder will otherwise participate in such distribution without conversion; and

                  (ii) the Company consolidates with or merges with or into another Person or is a party to a binding share exchange or conveys, transfers, sells, leases or otherwise disposes of all or substantially all of its properties and assets, in each case pursuant to which the Common Stock is converted into cash or property other than securities, then the Debentures may be surrendered for conversion at any time from and after the date fifteen (15) days prior to the anticipated effective date of the transaction and ending on and including the date fifteen
         (15) days after the anticipated effective date of the transaction.

The Board of Directors shall determine the anticipated effective date of the transaction, and such determination shall be conclusive and binding on the holders and shall be publicly announced by the Company by publication on its web site or through such other public medium as it may use at that time not later than two (2) Business Days prior to such fifteenth day.

         (c) A Debenture in respect of which a holder is electing to exercise its option to require repurchase upon a Fundamental Change pursuant to Section
3.05 or repurchase pursuant to Section 3.06 may be converted only if such holder withdraws its election in accordance with Section 3.08(d). A holder of Debentures is not entitled to any rights of a holder of Common

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Stock until such holder has converted his Debentures to Common Stock, and only to the extent such Debentures are deemed to have been converted to Common Stock under this Article 15.

         Section 15.02. Exercise of Conversion Privilege; Issuance of Common Stock on Conversion; No Adjustment for Interest or Dividends. In order to exercise the conversion privilege with respect to any Debenture in certificated form, the Company must receive at the office or agency of the Company maintained for that purpose or, at the option of such holder, the Corporate Trust Office, such Debenture with the original or facsimile of the form entitled "FORM OF CONVERSION NOTICE" on the reverse thereof, duly completed and manually signed, together with such Debentures duly endorsed for transfer, accompanied by the funds, if any, required by the paragraph preceding the penultimate paragraph of this Section 15.02. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer or similar taxes, if required pursuant to Section 15.07.

         In order to exercise the conversion privilege with respect to any interest in a Global Debenture, the beneficial holder must complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver, or cause to be delivered, by book-entry delivery an interest in such Global Debenture, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or Conversion Agent, and pay the funds, if any, required by this Section 15.02 and any transfer taxes if required pursuant to Section 15.07.

         As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Debentureholder (as if such transfer were a transfer of the Debenture or Debentures (or portion thereof) so converted), the Company shall issue and shall deliver to such Debentureholder at the office or agency maintained by the Company for such purpose pursuant to Section 5.02, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof as determined by the Company in accordance with the provisions of this Article 15 and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, calculated by the Company as provided in
Section 15.03. In case any Debenture of a denomination greater than $1,000 shall be surrendered for partial conversion, subject to Section 2.03, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Debenture so surrendered, without charge to him, a new Debenture or Debentures in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debenture.

         Each conversion shall be deemed to have been effected as to any such Debenture (or portion thereof) on the date on which the requirements set forth above in this Section 15.02 have been satisfied as to such Debenture (or portion thereof) (such date, the "CONVERSION DATE"), and the Person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby; provided that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding

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

day on which such stock transfer books are open, but such conversion shall be at the Conversion Rate in effect on the date upon which such Debenture shall be surrendered.

         Any Debenture or portion thereof surrendered for conversion during the period from the close of business on any Regular Record Date to the close of business on the Business Day preceding the following Interest Payment Date that has not been called for redemption during such period shall be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment need be made (1) if the Company has specified a Redemption Date that is after a Regular Record Date and prior to the next Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that is during such period or (3) to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Debenture. Except as provided above in this Section 15.02, no payment or other adjustment shall be made for interest accrued on any Debenture converted or for dividends on any shares issued upon the conversion of such Debenture as provided in this Article 15.

         Upon the conversion of an interest in a Global Debenture, the Trustee (or other Conversion Agent appointed by the Company), or the Custodian at the direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Debenture as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Debentures effected through any Conversion Agent other than the Trustee.

         Upon the conversion of a Debenture, that portion of the accrued but unpaid interest with respect to the converted Debenture shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Debenture being converted pursuant to the provisions hereof; and the fair market value of such shares of Common Stock (together with any such cash payment in lieu of fractional shares) shall be treated as issued, to the extent thereof, first in exchange for and in satisfaction of the Company's obligation to pay the principal amount of the converted Debenture and the accrued but unpaid interest, and the balance, if any, of such fair market value of such Common Stock (and any such cash payment) shall be treated as issued in exchange for and in satisfaction of the right to convert the Debenture being converted pursuant to the provisions hereof.

         Section 15.03. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip certificates representing fractional shares shall be issued upon conversion of Debentures. If more than one Debenture shall be surrendered for conversion at one time by the same holder, the number of full shares that shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Debentures (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Debenture or Debentures, the Company shall make an adjustment and payment therefor in cash to the holder of Debentures at the Last Reported Sale Price of the Common Stock on the last Trading Day immediately preceding the day on which the Debentures (or specified portions thereof) are deemed to have been converted.

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         Section 15.04. Conversion Rate. Each $1,000 principal amount of the
Debentures shall be convertible into the number of shares of Common Stock specified in the form of Debenture (herein called the "CONVERSION RATE") attached as Exhibit A hereto (initially 67.6133 shares), subject to adjustment as provided in this Article 15.

         Section 15.05. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

                  (a) In case the Company shall pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate, as in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution, shall be increased by multiplying such Conversion Rate by a fraction,

                  (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination,

such increase to become effective immediately after the opening of business on the Business Day following the date fixed for such determination. If any dividend or distribution of the type described in this Section 15.05(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         (b) In case the Company shall (other than pursuant to a dividend reinvestment plan or share purchase plan) issue rights, options or warrants to all holders of its Common Stock entitling them, for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying such Conversion Rate by a fraction,

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase at such below Current Market Price, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate offering price of the total number

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         of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price,

such adjustment shall be successively made whenever any such rights or warrants are issued and shall become effective immediately after the opening of business on the Business Day following the date fixed for such determination. The Company shall not issue any such rights, options or warrants in respect of shares of Common Stock held in treasury by the Company. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed.

         In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

         (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of capital stock, securities, cash or other property (but excluding any dividend or distribution referred to in Section 15.05(a), any rights, options or warrants referred to in Section 15.05(b) and any dividend or distribution paid exclusively in cash referred to in Section 15.05(e)), the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction,

                  (i) the numerator of which shall be the Current Market Price per share of the Common Stock on the date fixed for such determination, and

                  (ii) the denominator of which shall be the Current Market Price per share of the Common Stock on such date less the then Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of indebtedness, shares of capital

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

         stock, securities, cash or other property so distributed applicable to one share of Common Stock,

such adjustment to become effective immediately prior to the opening of business on the Business Day following the date fixed for the determination of stockholders entitled to receive such distribution; provided, however, that in the event that the Company makes a distribution to all holders of its Common Stock consisting of capital stock of, or similar equity interests in, a subsidiary or other business unit of the Company, the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Spin-off Market Price per share of the Common Stock plus the Spin-off Market Price per share or similar equity interest of the subsidiary or other business unit of the Company on such date and the denominator shall be the Spin-off Market Price per share of the Common Stock on the date fixed for such determination, such adjustment to become effective twenty (20) consecutive Trading Days after the effective date of such distribution of capital stock of, or similar equity interest in, a subsidiary or other business unit of the Company. In any case in which this Section 15.05(d) is applicable, Section 15.05(a) and (b) shall not be applicable. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         (e) In case the Company shall by dividend or otherwise, distribute to all holders of its Common Stock distributions consisting exclusively of cash, then, immediately after the close of business on such date for determination, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction:

                  (i) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on such date fixed for determination; and

                  (ii) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date fixed for such determination less the amount of such distribution of cash applicable to one share of Common Stock.

         (f) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "EXPIRATION TIME") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Last Reported Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction:

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                  (i)      the numerator of which shall be the sum of (x) the
         Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "PURCHASED SHARES") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Last Reported Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Last Reported Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

         (g) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon an event to which Section
15.06 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "THE DATE FIXED FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE SUCH DISTRIBUTION" and the "DATE FIXED FOR SUCH DETERMINATION" within the meaning of Section 15.05(d)), and
(b) a subdivision, split or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "THE DAY UPON WHICH SUCH SUBDIVISION OR SPLIT BECOMES EFFECTIVE" or "THE DAY UPON WHICH SUCH COMBINATION BECOMES EFFECTIVE," as the case may be, and "THE DAY UPON WHICH SUCH SUBDIVISION, SPLIT OR COMBINATION BECOMES EFFECTIVE" within the meaning of
Section 15.05(c)).

         (h) Notwithstanding the foregoing provisions of Section 15.05, no adjustment shall be made thereunder, nor shall an adjustment be made to the ability of a holder of a Debenture to convert, for any distribution described therein if the holder will otherwise participate in the distribution without conversion of such holder's Debentures.

         (i) The Company may make such increases in the Conversion Rate, in addition to those required by clauses (a) through (g) of this Section 15.05 as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

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         To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. However, the Company shall not increase the Conversion Rate in addition to those required by clauses (a) through (g) of this Section 15.05 such that the increase would result in the issuance of greater than 20% of the outstanding Common Stock, taking into account any previous adjustments to the Conversion Rate, as of the date hereof at an offering price less than the greater of book or market value of the Common Stock, taking into account any previous adjustments to the Conversion Rate, as of the date hereof. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall mail to holders of record of the Debentures a notice of the increase at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

         (j) No adjustment to the Conversion Rate need be made:

                  (i) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any plan;

                  (ii) upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Company or any of its subsidiaries;

                  (iii) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security not described in (ii) above and outstanding as of the Original Issuance Date;

                  (iv)     for a change in the par value of the Common Stock; or

                  (v)      for accrued and unpaid interest, if any.

         (k) No adjustment in the Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least 1%) in such rate; provided that any adjustments that by reason of this Section 15.05(k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 15 shall be made by the Company and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be.

         (l) Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the

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

Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Debenture at its last address appearing on the Debenture Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         (m) In any case in which this Section 15.05 provides that an adjustment shall become effective immediately after (1) a record date or Stock Record Date for an event, (2) the date fixed for the determination of stockholders entitled to receive a dividend or distribution pursuant to Section 15.05(a), (3) a date fixed for the determination of stockholders entitled to receive rights or warrants pursuant to Section 15.05(b) or (4) the Expiration Time for any tender or exchange offer pursuant to Section 15.05(f), (each a "DETERMINATION DATE"), the Company may elect to defer until the occurrence of the applicable Adjustment Event (as hereinafter defined) (x) issuing to the holder of any Debenture converted after such Determination Date and before the occurrence of such Adjustment Event, the additional shares of Common Stock or other securities issuable upon such conversion by reason of the adjustment required by such Adjustment Event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (y) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.03; provided that in the case of an adjustment made pursuant to Section 15.05(d) with respect to a distribution of shares of capital stock of, or similar equity interest in, a subsidiary or other business unit of the Company, the Company may defer the issuance of such additional shares and cash payment, if any, until the third Business Day immediately following the last day of the 20 consecutive Trading Day period commencing on the fifth Trading Day after the Ex-Dividend Date. For purposes of this Section 15.05(m), the term "ADJUSTMENT EVENT" shall mean:

                  (i) in any case referred to in clause (1) hereof, the occurrence of such event;

                  (ii) in any case referred to in clause (2) hereof, the date any such dividend or distribution is paid or made;

                  (iii) in any case referred to in clause (3) hereof, the date of expiration of such rights or warrants; and

                  (iv) in any case referred to in clause (4) hereof, the date a sale or exchange of Common Stock pursuant to such tender or exchange offer is consummated and becomes irrevocable.

         (n) For purposes of this Section 15.05, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 15.06. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of

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Common Stock (other than a subdivision or combination to which Section 15.05(c)
applies), (ii) any consolidation, merger or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Debenture shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Debentures) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("NON-ELECTING SHARE"), then for the purposes of this Section 15.06 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 15.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Debentures, at its address appearing on the Debenture Register provided for in Section 2.05 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

         If this Section 15.06 applies to any event or occurrence, Section 15.05 shall not apply.

         Section 15.07. Taxes on Shares Issued. The issue of stock certificates on conversions of Debentures shall be made without charge to the converting Debentureholder for any documentary, stamp or similar issue or transfer tax in respect of the issue thereof. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Debenture converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have

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

paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 15.08. Reservation of Shares, Shares to Be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Debentures from time to time as such Debentures are presented for conversion.

         Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion Price to be reduced below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Debentures, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Debentures will upon issue be fully paid and nonassessable by the Company and free from all taxes, Liens and charges with respect to the issue thereof.

         The Company covenants that, if any shares of Common Stock to be provided for the purpose of conversion of Debentures hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible, to the extent then permitted by the rules and interpretations of the Commission (or any successor thereto), endeavor to secure such registration or approval, as the case may be.

         The Company further covenants that, if at any time the Common Stock shall be listed on the Nasdaq National Market or any other national securities exchange or automated quotation system, the Company will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Debenture; provided that if the rules of such exchange or automated quotation system permit the Company to defer the listing of such Common Stock until the first conversion of the Debentures into Common Stock in accordance with the provisions of this Indenture, the Company covenants to list such Common Stock issuable upon conversion of the Debentures in accordance with the requirements of such exchange or automated quotation system at such time.

         Section 15.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any holder of Debentures to determine the Conversion Rate or whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture; and the Trustee and any other Conversion

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

Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article 15. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.06 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Debentureholders upon the conversion of their Debentures after any event referred to in such Section 15.06 or to any adjustment to be made with respect thereto, but, subject to the provisions of
Section 8.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Section 15.10. Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 15.05; or

                  (b) the Company shall authorize the granting to the holders of all or substantially all of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each holder of Debentures at its address appearing on the Debenture Register provided for in Section 2.05 of this Indenture, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice, or any defect therein, shall

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

not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         Section 15.11. Stockholder Rights Plans. If the rights provided for in the existing or any future rights plan adopted by the Company have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights agreement so that the holders of the Debentures would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of the Debentures, the conversion rate will be adjusted as if the Company distributed to all holders of Common Stock shares of the Company's capital stock, evidences of indebtedness or assets (including securities but excluding rights or warrants to purchase Common Stock issued to all holders of Common Stock, Common Stock issued as a dividend or distribution on Common Stock and cash distributions), subject to readjustment in the event of the expiration, termination or redemption of the rights. In lieu of any such adjustment, the Company may amend such applicable stockholder rights agreement to provide that upon conversion of the Debentures the holders will receive, in addition to the Common Stock issuable upon such conversion, the rights which would have attached to such Common Stock if the rights had not become separated from the Common Stock under such applicable stockholder rights agreement. To the extent that the Company adopts any future rights plan, upon conversion of the Debentures into Common Stock, holders of Debentures shall receive, in addition to Common Stock, the rights under the future rights plan whether or not the rights have separated from the Common Stock at the time of conversion and no adjustment will be made in accordance with Section 15.05(d).

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS

         Section 16.01. Confidentiality Exception. Notwithstanding any other provision of this Indenture, each Debentureholder (and each employee, representative or other agent of such Debentureholder) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the Code and the Treasury Regulations promulgated thereunder) of the Debentures and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws, and the ability of the Company, its subsidiaries and their respective representatives, affiliates, employees, officers, directors or other agents to consult any tax advisor, including an independent tax advisor, regarding the tax treatment or tax structure of the Debentures (and any transactions related thereto) shall not be restricted in any manner.

         Section 16.02. Provisions Binding On Company's Successors. All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 16.03. Official Acts By Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and

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

effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

         Section 16.04. Addresses For Notices, Etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box or sent by telecopier transmission addressed as follows:
Serologicals Corporation, 5655 Spalding Drive, Norcross, Georgia, 30092, Facsimile No.: (678) 728-2120, Attention: Harold W. Ingalls. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited, postage prepaid, by registered or certified mail in a post office letter box or sent by telecopier transmission addressed to the Corporate Trust Office of the Trustee.

         The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Debentureholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Debenture Register and shall be sufficiently given to him if so mailed within the time prescribed.

         Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         Section 16.05. Governing Law. This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         Section 16.06. Evidence of Compliance with Conditions Precedent, Certificates to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that each Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based; (3) a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

         Section 16.07. Legal Holidays. In any case in which the date of maturity of interest on or principal of the Debentures or the Redemption Date of any Debenture or any Repurchase Date with respect to any Debenture will not be a Business Day, then payment of such interest on or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the Redemption Date or the Repurchase Date, as the case may be, and no interest shall accrue for the period from and after such date.

         Section 16.08. Company Responsible for Making Calculations. The Company will be responsible for making all calculations called for under the Debentures. These calculations include, but are not limited to, determination of the Current Market Price, Last Reported Sale Price, Market Price and Spin-off Market Price, the amount of accrued interest payable on the Debentures and the Conversion Rate of the Debentures. The Company will make these calculations in good faith and, absent manifest error, these calculations will be final and binding on the Debentureholders. Promptly after the calculation thereof, the Company will provide to each of the Trustee and the Conversion Agent an Officers' Certificate setting forth a schedule of its calculations, and each of the Trustee and the Conversion Agent is entitled to conclusively rely upon the accuracy of such calculations without independent verification. The Trustee will forward the Company's calculations to any Holder upon the request of such Holder.

         Section 16.09. Trust Indenture Act. This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act; provided that unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Debentures issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified; provided further that this Section 16.09 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to the Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

         Section 16.10. No Security Interest Created. Except as provided in
Section 8.06, nothing in this Indenture or in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction in which property of the Company or its subsidiaries is located.

         Section 16.11. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Debenture Registrar and their successors hereunder and the holders of Debentures any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 16.12. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         Section 16.13. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf, and subject to its direction, in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.04, 2.05, 2.06, 2.07, 3.02 and 3.08, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 8.09.

         Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 16.13, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture and, upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Debentures as the names and addresses of such holders appear on the Debenture Register.

         The Company agrees to pay to the authenticating agent from time to time such reasonable compensation for its services as shall be agreed upon in writing between the Company and the authenticating agent.

         The provisions of Sections 8.02, 8.03, 8.04 and 9.03 and this Section
16.13 shall be applicable to any authenticating agent.

         Section 16.14. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         Section 16.15. Severability. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Bank of New York hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions herein above set forth.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed.

                                       SEROLOGICALS CORPORATION

                                       By: /s/ Harold W. Ingalls
                                           ---------------------------------
                                              Name:  Harold W. Ingalls
                                              Title: Vice President, Finance and
                                                     Chief Financial Officer

                                       THE BANK OF NEW YORK, as Trustee

                                       By:    /s/ Mary LaGumina
                                           ---------------------------------
                                              Name:  Mary LaGumina
                                              Title: Vice President

                                                                       EXHIBIT A

[Include only for Global Debentures:]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY", WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITORY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[Include only for Debentures that are Restricted Securities:]

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY OR ANY COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER), (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN COMPLIANCE WITH RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR

OTHER INFORMATION SATISFACTORY TO EACH OF THEM; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(B) ABOVE OR UNDER RULE 144 UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION).]

THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF AUGUST 20, 2003 AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

                            SEROLOGICALS CORPORATION

            4.75% CONVERTIBLE SENIOR SUBORDINATED DEBENTURE DUE 2033

                                                              CUSIP: 817 523 AA1

No. 1                                                              $130,000,000

         Serologicals Corporation, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "COMPANY", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to CEDE & CO. or its registered assigns [the principal sum of ONE HUNDRED AND THIRTY MILLION DOLLARS] [the principal sum set forth on Schedule I hereto]1 on August 15, 2033 at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 15 and August 15 of each year, commencing February 15, 2004, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 4.75%, from the February 15 or August 15, as the case may be, next preceding the date of this Debenture to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the Debentures, in which case from August 20, 2003 until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any February 1 or August 1, as the case may be, and before the following February 15 or August 15, this Debenture shall bear interest from such February 15 or August 15; provided that if the Company shall default in the payment of interest due on such February 15 or August 15, then this Debenture shall bear interest from the next preceding February 15 or August 15 to which interest has been paid or duly provided for; and provided further that if no interest has been paid or duly provided for on this Debenture, then this Debenture shall bear interest from August 20, 2003. Except as otherwise provided in the Indenture, the interest payable on the Debenture pursuant to the Indenture on any February 15 or August 15 will be paid to the Person entitled thereto as it appears in the Debenture Register at the close of business on the Regular Record Date, which shall be the February 1 or August 1 (whether or not a Business Day) next preceding such February 15 or August 15, as provided in the Indenture; provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. The Company shall pay interest (i) on any Debentures in certificated form by check mailed to the address of the Person entitled thereto as it appears in the Debenture Register (or, upon written notice, by wire transfer in immediately available funds, if such Person is entitled to interest on Debentures with an aggregate principal amount in excess of $2,000,000) or
(ii) on any Global Debenture by wire transfer of immediately available funds to the account of the Depositary or its nominee.

--------------------------
(1)      For Global Debentures only.

         The Company promises to pay interest on overdue principal and (to the extent that payment of such interest is enforceable under applicable law) interest at the rate of 4.75% per annum, compounded semiannually.

         Reference is made to the further provisions of this Debenture set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Debenture the right to convert this Debenture into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Debenture shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed.

                                               SEROLOGICALS CORPORATION

                                               By: ____________________________

August 20, 2003

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debentures described in the within-named Indenture.

THE BANK OF NEW YORK,
     as Trustee

By: ________________________________________
     Authorized Signatory

                                    , or

By: ________________________________________
    As Authenticating Agent
    (if different from Trustee)

     By: ___________________________________
         Authorized Signatory

                          FORM OF REVERSE OF DEBENTURE

                            SEROLOGICALS CORPORATION

            4.75% CONVERTIBLE SENIOR SUBORDINATED DEBENTURE DUE 2033

         This Debenture is one of a duly authorized issue of Debentures of the Company, designated as its 4.75% Convertible Senior Subordinated Debentures due 2033 (herein called the "DEBENTURES"), limited in aggregate principal amount to $130,000,000, issued and to be issued under and pursuant to an Indenture dated as of August 20, 2003 (herein called the "INDENTURE"), between the Company and The Bank of New York, as trustee (herein called the "TRUSTEE"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debentures.

         In case an Event of Default shall have occurred and be continuing, the principal of and accrued interest on all Debentures may be declared by either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Debentures at the time outstanding, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Debentures; provided that no such supplemental indenture shall (i) extend the Stated Maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or reduce any amount payable upon redemption or repurchase thereof, or impair the right of any Debentureholder to institute suit for the payment thereof, or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Debentures, or change the obligation of the Company to redeem any Debenture on a Redemption Date in a manner adverse to the holders, or change the obligation of the Company to repurchase any Debenture upon a Fundamental Change in a manner adverse to the holder of the Debentures, or change the obligation of the Company to repurchase any Debenture on a Company Repurchase Date in a manner adverse to the holder of the Debentures, or impair the right to convert the Debentures into Common Stock subject to the terms set forth in the Indenture, including Section 15.06 thereof, or reduce the number of shares of Common Stock or other property receivable upon conversion, in each case without the consent of the holder of each Debenture so affected, or modify any of the provisions of Section 11.02 or Section 7.07 thereof, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the holder of each Debenture so affected, or change any obligation of the Company to maintain an office or agency in the places and for the purposes set forth in Section 5.02 thereof, or reduce the quorum or voting requirements set forth in Article 10 or
(ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Debentures then outstanding. Subject to the provisions of the Indenture, the holders of a majority in aggregate principal amount of the Debentures at the time outstanding may on behalf of the holders of all of the Debentures waive any past default or Event of Default under the Indenture and its consequences except (A) a default in the payment of interest on or the principal of any of the Debentures, (B) a failure by the Company to convert any Debentures into Common Stock of the Company, (C) a default in the payment of the Redemption Price pursuant to Article 3 of the Indenture, (D) a default in the payment of the Company Repurchase Price or Fundamental Change Repurchase Price pursuant to Article 3 of the Indenture or
(E) a default in respect of a covenant or provisions of the Indenture which under Article 11 of the Indenture cannot be modified or amended without the consent of the holders of each or all Debentures then outstanding or affected thereby. Any such consent or waiver by the holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

         Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.

         The Debentures are issuable in fully registered form, without coupons, in denominations of $1,000 principal amount and any multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration or exchange of Debentures, Debentures may be exchanged for a like aggregate principal amount of Debentures of any other authorized denominations.

         At any time on or after August 22, 2008 and prior to maturity, the Debentures may be redeemed at the option of the Company, in whole or in part, in cash upon mailing a notice of such redemption not less than thirty (30) days but not more than sixty (60) days before the Redemption Date to the holders of Debentures at their last registered addresses, all as provided in the Indenture, at a Redemption Price equal to 100% of the principal amount of Debentures being redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date; provided that if the Redemption Date is on February 15 or August 15, then the interest payable on such date shall be paid to the holder of record on the preceding February 1 or August 1, respectively.

         In no event will any Debenture be redeemable at the option of the Company before August 22, 2008.

         The Company may not give notice of any redemption of the Debentures if a default in the payment of interest on the Debentures has occurred and is continuing.

         The Debentures are not subject to redemption through the operation of any sinking fund.

         If a Fundamental Change occurs at any time prior to maturity of the Debentures, this Debenture will be redeemable on a Fundamental Change Repurchase Date, specified by the Company, which shall be no later than twenty-thirty (35) Business Days after the occurrence of such Fundamental Change, at the option of the holder of this Debenture at a Fundamental Change Repurchase Price equal to 100% of the principal amount thereof, together with accrued interest to (but excluding) the Fundamental Change Repurchase Date; provided that if such Fundamental Change Repurchase Date falls after a record date and on or prior to the corresponding Interest Payment Date, the interest payable on such Interest Payment Date shall be paid to the holder of record of this Debenture on the preceding February 1 or August 1, respectively. The Debentures will be redeemable in multiples of $1,000 principal amount. The Company shall mail to all holders of record of the Debentures a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof on or before the twenty-fifth (25th) Business Day prior to each Fundamental Change Repurchase Date. For a Debenture to be so repurchased at the option of the holder, the Company must receive at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, such Debenture with the form entitled "FORM OF FUNDAMENTAL CHANGE REPURCHASE ELECTION" on the reverse thereof duly completed, together with such Debenture, duly endorsed for transfer, on or before the twenty-fifth Business Day after the date of such notice of a Fundamental Change.

         Subject to the terms and conditions of the Indenture, the Company shall become obligated to repurchase, at the option of the holder, all or any portion of the Debentures held by such holder on August 15, 2008, August 15, 2010, August 15, 2013, August 15, 2018, August 15, 2023 and August 15, 2028 in
integral multiples of $1,000 at a Company Repurchase Price of 100% of the principal amount, plus any accrued and unpaid interest on such Debenture to but excluding the Company Repurchase Date. To exercise such right, a holder shall deliver to the Company such Debenture with the form entitled "FORM OF COMPANY REPURCHASE ELECTION" on the reverse thereof duly completed, together with the Debenture, duly endorsed for transfer, at any time from the opening of business on the date that is twenty-five (25) Business Days prior to such Company Repurchase Date until the close of business on the Business Day immediately preceding the Company Repurchase Date, and shall deliver the Debentures to the Trustee (or other Paying Agent appointed by the Company) as set forth in the Indenture.

         The Company Repurchase Price with respect to the Company Repurchase Date occurring on August 15, 2008 shall be paid only in cash. The Company Repurchase Price to be paid on any of August 15, 2010, August 15, 2013, August 15, 2018, August 15, 2023 or August 15, 2028 and the Fundamental Change Repurchase Price to be paid on any Fundamental Change Repurchase Date may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, or in any combination thereof, subject to the terms and conditions of the Indenture.

         Holders have the right to withdraw any Repurchase Election by delivering to the Trustee (or other Paying Agent appointed by the Company) a written notice of withdrawal up to the close of business on the Business Day immediately preceding the Repurchase Date, all as provided in the Indenture.

         If cash or securities sufficient to pay the Repurchase Price with respect to all Debentures or portions thereof to be repurchased as of any Repurchase Date are deposited with the Trustee (or other Paying Agent appointed by the Company), then on and after such Repurchase Date, interest will cease to accrue on such Debentures (or portions thereof), and the holder thereof shall have no other rights as such other than the right to receive the Repurchase Price upon surrender of such Debenture.

         Subject to the occurrence of certain events and in compliance with the provisions of the Indenture, prior to the Stated Maturity of the Debentures, the holder hereof has the right, at its option, to convert each $1,000 principal amount of the Debentures into 67.6133 shares of the Company's Common Stock (at a Conversion Price of approximately $14.79 per share), as such shares shall be constituted at the date of conversion and subject to adjustment from time to time as provided in the Indenture, upon surrender of this Debenture with the form entitled "FORM OF CONVERSION NOTICE" on the reverse hereof duly completed, to the Company at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture or, at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Debenture, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. The Company will notify the holder thereof of any event triggering the right to convert the Debentures as specified above in accordance with the Indenture.

         If the Company (i) is a party to a consolidation, merger, statutory share exchange or combination, (ii) reclassifies the Common Stock or (iii) sells or conveys its properties and assets substantially as an entirety to any Person, the right to convert a Debenture into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

         No adjustment in respect of interest on any Debenture converted or dividends on any shares issued upon conversion of such Debenture will be made upon any conversion except as set forth in the next sentence. If this Debenture (or portion hereof) is surrendered for conversion during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the following Interest Payment Date and has not been called for redemption by the Company on a Redemption Date that occurs during such period, this Debenture (or portion hereof being converted) must be accompanied by payment, in immediately available funds or other funds acceptable to the Company, of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount being converted; provided that no such payment shall be required (1) if the Company has specified a Redemption Date that is after a record date and prior to the next Interest Payment Date, (2) if the Company has specified a Repurchase Date following a Fundamental Change that is during such period or (3) to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such Debenture.

         No fractional shares will be issued upon any conversion, but an adjustment and payment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Debenture or Debentures for conversion.

         A Debenture in respect of which a holder is exercising its right to require repurchase upon a Fundamental Change or repurchase on a Repurchase Date may be converted only if such holder withdraws its election to exercise such right in accordance with the terms of the Indenture.

         Any Debentures called for redemption, unless surrendered for conversion by the holders thereof on or before the close of business on the second Business Day preceding the Redemption Date, may be deemed to be redeemed from the holders of such Debentures for an amount equal to the applicable Redemption Price, together with accrued but unpaid interest to, but excluding, the Redemption Date, by one or more investment banks or other purchasers who may agree with the Company (i) to purchase such Debentures from the holders thereof and convert them into shares of the Company's Common Stock and (ii) to make payment for such Debentures as aforesaid to the Trustee in trust for the holders.

         Upon due presentment for registration of transfer of this Debenture at the office or agency of the Company maintained for that purpose in accordance with the terms of the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessment or other governmental charge imposed in connection therewith.

         The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or any Debenture Registrar) for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor other Conversion Agent nor any Debenture Registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Debenture.

         No recourse for the payment of the principal of or interest on this Debenture, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any supplemental indenture or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         Terms used in this Debenture and defined in the Indenture are used herein as therein defined.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription of the face of this Debenture, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -   as tenants in common                          UNIF GIFT MIN ACT -____ Custodian _____
TEN ENT -   as tenant by the entireties                                     (Cust)         (Minor)
JT TEN -    as joint tenants with right of survivorship   under Uniform Gifts to Minors Act
            and not as tenants in common                  ___________________________
                                                                      (State)

         Additional abbreviations may also be used though not in the above list.

                                     FORM OF
                                CONVERSION NOTICE

TO:      SEROLOGICALS CORPORATION
         THE BANK OF NEW YORK

         The undersigned registered owner of this Debenture hereby irrevocably exercises the option to convert this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, into shares of Common Stock of Serologicals Corporation in accordance with the terms of the Indenture referred to in this Debenture, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Debentures representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. If shares or any portion of this Debenture not converted are to be issued in the name of a person other than the undersigned, the undersigned will provide the appropriate information below and pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest and Additional Amounts, if any, accompanies this Debenture.

Dated: ____________________________

                                                    ____________________________

                                                    ____________________________
                                                    Signature(s)

                                                    Signature(s) must be
                                                    guaranteed by an "ELIGIBLE
                                                    GUARANTOR INSTITUTION"
                                                    meeting the requirements of
                                                    the Debenture Registrar,
                                                    which requirements include
                                                    membership or participation
                                                    in the Security Transfer
                                                    Agent Medallion Program
                                                    ("STAMP") or such other
                                                    "SIGNATURE GUARANTEE
                                                    PROGRAM" as may be
                                                    determined by the Debenture
                                                    Registrar in addition to,
                                                    or in substitution for,
                                                    STAMP, all in accordance
                                                    with the Securities
                                                    Exchange Act of 1934, as
                                                    amended.

                                                    ____________________________
                                                    Signature Guarantee

         Fill in the registration of shares of Common Stock if to be issued, and Debentures if to be delivered, other than to and in the name of the registered holder:

____________________________
(Name)

____________________________
(Street Address)

____________________________
(City, State and Zip Code)

____________________________
Please print name and address

Principal amount to be converted
(if less than all):

$____________________________

Social Security or Other Taxpayer
Identification Number:

____________________________

                                     FORM OF
                     FUNDAMENTAL CHANGE REPURCHASE ELECTION

TO:      SEROLOGICALS CORPORATION
         THE BANK OF NEW YORK

         The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Serologicals Corporation (the "COMPANY") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or a multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Debenture at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, but excluding, the Fundamental Change Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

         If the Company elects to pay the Fundamental Change Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Fundamental Change Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Fundamental Change Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, the undersigned registered owner elects:

         [ ] to withdraw this Fundamental Change Repurchase Election as to $__________ principal amount of the Debentures to which this Fundamental Change Repurchase Election relates (Certificate
                  Numbers: ______________________________________________), or

         [ ] to receive cash in respect of $_______________ principal amount of the Debentures to which this Fundamental Change Repurchase Election relates.

Dated: ____________________________

                                                    ____________________________

                                                    ____________________________
                                                    Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

Principal amount to be repurchased (if less than all):

Social Security or Other Taxpayer Identification Number:

                                     FORM OF
                           COMPANY REPURCHASE ELECTION

TO:      SEROLOGICALS CORPORATION
         THE BANK OF NEW YORK

         The undersigned registered owner of this Debenture hereby irrevocably acknowledges receipt of a notice from Serologicals Corporation (the "COMPANY") regarding the right of holders to elect to require the Company to repurchase the Debentures and requests and instructs the Company to repay the entire principal amount of this Debenture, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture at the price of 100% of such entire principal amount or portion thereof, together with accrued interest to, but excluding, the Company Repurchase Date, to the registered holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Debentures shall be repurchased by the Company as of the Company Repurchase Date pursuant to the terms and conditions specified in the Indenture. If the Company elects to pay the Company Repurchase Price, in whole or in part, in shares of Common Stock but such portion of the Company Repurchase Price shall ultimately be paid to such holder entirely in cash because any of the conditions to payment of the Company Repurchase Price in shares of Common Stock is not satisfied prior to the close of business on the Business Day immediately preceding the Company Repurchase Date, the undersigned registered owner elects:

         [ ] to withdraw this Company Repurchase Election as to $__________ principal amount of the Debentures to which this Company Repurchase Election relates (Certificate Numbers:
                  ______________________________________________), or

         [ ] to receive cash in respect of $_______________ principal amount of the Debentures to which this Company Repurchase Election relates.

Dated: ____________________________

                                                    ____________________________

                                                    ____________________________
                                                    Signature(s)

NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever.

Debenture Certificate Number (if applicable):

________________________________________________________

Principal amount to be repurchased (if less than all):

________________________________________________________

Social Security or Other Taxpayer Identification Number:

________________________________________________________

                                   ASSIGNMENT

         For value received _____________________ hereby sell(s) assign(s) and transfer(s) unto __________________________________________ (Please insert social security or other Taxpayer Identification Number of assignee) the within Debenture, and hereby irrevocably constitutes and appoints attorney to transfer said Debenture on the books of the Company, with full power of substitution in the premises.

         In connection with any transfer of the Debenture prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision) (other than any transfer pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Debenture is being transferred:

         [ ]      To Serologicals Corporation or a subsidiary thereof; or

         [ ] To a "QUALIFIED INSTITUTIONAL BUYER" in compliance with Rule 144A under the Securities Act of 1933, as amended; or

         [ ] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended; or

         [ ] Pursuant to a Registration Statement which has been declared effective under the Securities Act of 1933, as amended, and which continues to be effective at the time of transfer;

and unless the Debenture has been transferred to Serologicals Corporation or a subsidiary thereof, the undersigned confirms that such Debenture is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Debentures evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated: ____________________________

                                                   ____________________________

                                                   ____________________________
                                                   Signature(s)

                                                   Signature(s) must be
                                                   guaranteed by an "ELIGIBLE
                                                   GUARANTOR INSTITUTION"
                                                   meeting the requirements of
                                                   the Debenture Registrar,
                                                   which requirements include
                                                   membership or participation
                                                   in the Security Transfer
                                                   Agent Medallion Program
                                                   ("STAMP") or such other
                                                   "SIGNATURE GUARANTEE
                                                   PROGRAM" as may be
                                                   determined by the Debenture
                                                   Registrar in addition to,
                                                   or in substitution for,
                                                   STAMP, all in accordance
                                                   with the Securities
                                                   Exchange Act of 1934, as
                                                   amended.

                                                   ____________________________
                                                   Signature Guarantee

NOTICE: The signature on the Conversion Notice, the Fundamental Change Repurchase Election, the Company Repurchase Election or the Assignment must correspond with the name as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatsoever.

                                                                      Schedule I

                [Include Schedule I only for a Global Debenture]

                            SEROLOGICALS CORPORATION
            4.75% Convertible Senior Subordinated Debenture due 2033

No. 1

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                                                                                   Authorized
                                     Notation Explaining Principal Amount     Signature of Trustee
Date        Principal Amount                      Recorded                        or Custodian
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

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